UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Entegris, Inc.
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Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

April 23, 2025

Guiding what we do and how we do it.
Mission
To help our customers improve their productivity, performance, and technology by providing enhancing materials and process solutions for the most advanced manufacturing environments.

Values
	PEOPLE AND TEAMWORK —	CREATIVITY AND INNOVATION —

	We will treat people with respect and dignity in a collaborative environment that aligns the organization, achieves high performance, and rewards team success.	We are committed to an environment in which people are encouraged to disseminate knowledge, take risks, openly share ideas, and turn them into business opportunities.

	ACCOUNTABILITY, INTEGRITY, AND TRUST —	DEDICATION TO EXCELLENCE —

	We will act honestly and consistently with all, accept responsibility to deliver results and commit to openly communicate.	We will set high standards for performance and strive to be best in class through outstanding leadership at all levels.

Letter to Stockholders

Dear Entegris Stockholders:
2024 was another dynamic year for the semiconductor industry. Our customers with significant exposure to advanced logic and AI applications performed very well, but the rest of the industry remained challenged.
With this as the industry backdrop, I am very pleased with our overall results for 2024. During the year, excluding divestitures and the impact of currency, our revenue grew more than 5 percent, yielding an estimated market outperformance of 3 to 4 points. From a profitability point of view, both our gross margin and EBITDA margin were up in 2024, excluding divestitures.
Sales for our Materials Solutions division were up 11 percent for the year, excluding divestitures. For MS, growth was particularly strong in CMP consumables, advanced deposition materials and selective etching chemistries. Advanced Purity Solutions division sales were flat in 2024, driven by difficult comparisons from the significant backlog we were working through during 2023. However, APS ended the year strong, with all-time high quarterly sales in the fourth quarter.
Other highlights of our business in 2024 included:
•The repayment of nearly $625 million of debt, a portion of which came from the proceeds of the divestiture of our Pipeline and Industrial Materials business. Collectively, we have paid down approximately $2 billion of our total debt since the closing of the acquisition of CMC Materials in July 2022.
•The ramp up of our facility in Kaohsiung, Taiwan continues to make progress. We have completed qualifications for products including drums, tubing, deposition materials and some liquid filters.
•We are also progressing rapidly the construction of our new facility in Colorado Springs, and in December 2024, we finalized an agreement with the U.S. Department of Commerce that provides up to $77 million in funding under the CHIPS and Science Act toward constructing that facility.
Going forward, we remain focused on delivering strong market outperformance and profitability, improving free cash flow and paying down our debt, all while funding critical investments that improve our long-term competitiveness and position us for growth.
Looking further out, we continue to have high confidence in the strong long-term growth outlook of the semiconductor industry. In addition, the industry’s technology roadmaps continue to be opportunity-rich for Entegris as our customers drive for more complex device architectures and further miniaturization. The resulting process complexity is making our expertise in materials science and materials purity increasingly valuable, and we believe the R&D investments we are making are positioning us very well for the upcoming technology node transitions, all of which are expected to generate incremental content per wafer opportunities and fuel our market outperformance in the years to come.
In conclusion, I’m pleased with the performance of our business in 2024 and we are excited about the significant long-term opportunities ahead for Entegris.
Thank you for your support,
Bertrand Loy
Chair of the Board, President and Chief Executive Officer
March 14, 2025

2025 Proxy Statement	3

Notice of 2025 Annual Meeting of Stockholders

DATE AND TIME April 23, 2025 (Wednesday) 8:00 a.m., local time	LOCATION 129 Concord Road, Building 3 Billerica, Massachusetts 01821	RECORD DATE Stockholders as of March 7, 2025 are entitled to vote.

Voting Items Proposals	Board Vote Recommendation	For Further Details

1.To elect eight (8) directors to serve until the 2026 Annual Meeting of Stockholders.	“FOR” each director nominee	Page 15

2.To approve, on an advisory basis, Entegris’ Executive Compensation.	“FOR”	Page 39

3.To ratify the appointment of KPMG LLP as Entegris’ independent registered public accounting firm for 2025.	“FOR”	Page 66

4.Stockholder Proposal: Simple majority voting.	No Voting Recommendation	Page 70

Stockholders will also transact such other business as may properly come before the meeting and at any adjournment or postponement thereof.
The 2025 Annual Meeting of Stockholders of Entegris, Inc. will be held at Entegris’ headquarters at 129 Concord Road, Building 3, Billerica, Massachusetts on Wednesday, April 23, 2025, at 8:00 a.m., local time. Stockholders of record at the close of business on March 7, 2025 are entitled to vote at the Annual Meeting and any adjournments or postponements thereof.
By order of the Board of Directors,
Joe Colella
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
How to Vote

INTERNET www.proxyvote.com	TELEPHONE 1-800-690-6903	MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held on April 23, 2025 – the Proxy Statement, Form of Proxy and the Annual Report to Stockholders are available at http://investor.entegris.com/financials.cfm

4

Notice of 2025 Annual Meeting of Stockholders
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Entegris, Inc., a Delaware corporation (“Entegris,” the “Company,” “us,” “we” or “our”), for use at the 2025 Annual Meeting of Stockholders to be held at the Company’s headquarters at 129 Concord Road, Building 3, Billerica, Massachusetts on Wednesday, April 23, 2025 at 8:00 a.m., local time, and at any adjournments or postponements of that meeting (the “Annual Meeting” or the “Annual Meeting of Stockholders”). You may obtain directions to the location of the Annual Meeting of Stockholders by contacting our Investor Relations Department via email at irelations@entegris.com. This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders, the enclosed Form of Proxy and the Company’s 2024 Annual Report to Stockholders are first being mailed or given to stockholders on or about March 14, 2025. The content of any website referred to in this Proxy Statement is not a part of and is not incorporated by reference in this Proxy Statement.

2025 Proxy Statement	5

Forward-Looking Statements
This Proxy Statement contains “forward-looking statements”. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about market and technology trends, including the duration and drivers of any growth trends, the Company’s future performance and growth, the Company’s corporate social responsibility program and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this Proxy Statement, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the caption “Risk Factors”. Except as required under the federal securities laws and rules and regulations of the Securities and Exchange Commission, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.

6

Company Overview
Entegris is a leading supplier of mission-critical advanced materials and process solutions for the semiconductor and other high-technology industries. We leverage our unique breadth of capabilities to help our customers improve their productivity, performance and technology in the most advanced manufacturing environments.

Entegris at a Glance

Founded 1966	2024 Net Sales (As Reported) $3.2B	Headquarters Billerica, MA

	Patents 4,500	ER&D (As Reported) $316M

Business Divisions Materials Solutions (MS) Advanced Purity Solutions (APS)

2025 Proxy Statement	7

Company Overview
2024 Financial Snapshot

NET SALES(1) ($ in millions)	NET INCOME ($ in millions)	ADJUSTED EBITDA(2) ($ in millions)

GAAP EPS	NON-GAAP EPS(2)

(1)During 2023 and 2024, we completed the divestitures of QED Technologies, our Electronic Chemicals business and our Pipeline and Industrial Materials business and terminated our Alliance Agreement with MacDermid Enthone.
(2)Non-GAAP. See Appendix A for more information on the Company’s use of non-GAAP metrics, including GAAP to non-GAAP reconciliations.
2024 Year in Review

3-4 points of topline market outperformance	28.7% EBITDA(1)

$624M debt paid off	up to $77M potential funding to be awarded under the CHIPS and Science Act

(1)Non-GAAP. See Appendix A for more information on the Company’s use of non-GAAP metrics, including GAAP to non-GAAP reconciliations.

8

Company Overview
Comparison of Five-Year Cumulative Total Return
The following graphic compares the cumulative total stockholder return (“TSR”) on our common stock from December 31, 2019 through December 31, 2024 with the cumulative total return of (1) the Nasdaq Composite Index, and (2) the Philadelphia Semiconductor Index, assuming that $100 was invested at the close of trading on December 31, 2019 in our common stock, the Nasdaq Composite Index and the Philadelphia Semiconductor Index and that all dividends are reinvested.

Entegris, Inc.	NASDAQ Composite - Total Return	Philadelphia Semiconductor Index
Corporate Social Responsibility
Our Corporate Social Responsibility (“CSR”) program is described in our annual CSR report. Our 2023 CSR report is available on our website at http://www.Entegris.com under “About Us — Corporate Social Responsibility” and we expect to publish our 2024 CSR report during the second quarter of 2025. The Board is actively engaged in the oversight of our CSR program.
Awards and Achievements(1)

26%	35%
reduction in water usage from 2020 baseline(2)	landfill waste reduction from 2020 baseline(3)

$13.5M	74%
invested in STEM scholarships, internships, co-op and rotational programs since 2020	participation rate in proactive safety activities at operating locations

Gold rating awarded by EcoVadis(4)	"A" rating awarded by MSCI(5)

(1)Data reflects results achieved during fiscal year 2023, unless otherwise noted.
(2)Based on water cubic meters per Entegris million revenue dollar.
(3)Based on waste metric tons per Entegris million revenue dollar.
(4)Awarded September 2024.
(5)Awarded June 2024.
For additional information, please see our 2023 CSR Report, which can be found on our website at http://www.Entegris.com under “About Us — Corporate Social Responsibility”.

2025 Proxy Statement	9

Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

PROPOSAL 1 Election of Directors

The Board recommends that the stockholders vote FOR each of the nominees.	See pages 15-38 for further information.

2025 Board Nominees
The following table provides summary information about each director nominee as of the date of this Proxy Statement.

		Committee Membership
Name and Primary Occupation	Director Since	AFC	MDCC	GNC	EHSSC
Rodney Clark, 55 INDEPENDENT Senior Vice President, Partnerships and Small and Medium Business, Cisco Systems, Inc.	2021			●	●
James F. Gentilcore, 72 INDEPENDENT Retired Chairman and Chief Executive Officer, PQ Corporation	2013		●		●
Yvette Kanouff, 59 INDEPENDENT Partner, JC2 Ventures	2021	●	●
James P. Lederer, 64 INDEPENDENT Retired Executive Vice President, Qualcomm Technologies, Inc.	2015		●	●
Bertrand Loy, 59 President, Chief Executive Officer and Chair of the Board of Directors, Entegris, Inc.	2012
Mary Puma, 67 INDEPENDENT Retired President and Chief Executive Officer of Axcelis Technologies, Inc.	2024	●
David Reeder, 50 INDEPENDENT Chief Financial Officer, Chewy, Inc.	2024	●
Dr. Azita Saleki-Gerhardt, 61 INDEPENDENT Executive Vice President, Chief Operations Officer, AbbVie Inc.	2017			●	●

AFC	Audit & Finance Committee	●	Chair
MDCC	Management Development & Compensation Committee	●	Member
GNC	Governance & Nominating Committee
EHSSC	Environmental, Health, Safety & Sustainability Committee

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Proxy Statement Summary
Director Nominee Snapshot

INDEPENDENCE

TENURE

AGE
DIVERSE MIX OF SKILLS, ATTRIBUTES AND EXPERIENCES

Corporate Governance

Risk Management

Public Company CEO Experience

Global Business

Technology Industry

Semiconductor Industry

Finance and Accounting

Cybersecurity

Manufacturing And Supply Chain

Sales and Marketing

Mergers and Acquisitions

Human Capital Management and Development

2025 Proxy Statement	11

Proxy Statement Summary
Our Governance Practices
As part of Entegris’ commitment to high ethical standards, the Board follows sound governance practices that it believes are widespread in the industry. These practices, which are summarized below, are described in more detail beginning on page 35 of this Proxy Statement.

Annual election of all directors by majority voting
Directors not elected by a majority of votes cast are subject to the Company’s resignation policy
Mandatory retirement at age 75
Annual “say on pay” advisory vote
No “poison pill”
Our by-laws provide for “proxy access” by stockholders
7 of 8 director nominees are independent
Fully independent Board committees
Executive sessions are held at each regularly scheduled Board meeting without management
Independent registered public accounting firm and internal auditor meet regularly with Audit & Finance Committee without management present
Annual Board and committee self-evaluations
Lead Independent Director
Active Board oversight of risk and risk management, including cybersecurity risks
Stringent stock ownership requirements for executive officers and directors
Directors and executive officers are prohibited from hedging and pledging Company stock
Code of business ethics that applies to our officers, directors, employees, contractors and agents
Commitment to corporate social responsibility matters, including sustainability

BOARD AND COMMITTEE MEETINGS IN 2024

AUDIT & FINANCE COMMITTEE	MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE	GOVERNANCE & NOMINATING COMMITTEE	ENVIRONMENTAL, HEALTH, SAFETY & SUSTAINABILITY COMMITTEE
5 meetings	5 meetings	2 meetings	2 meetings

BOARD OF DIRECTORS
6 meetings

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Proxy Statement Summary
Stockholder Engagement
The Board believes that it is important to foster long-term relationships with stockholders and to understand stockholder perspectives on the Company. We value an open dialogue with our stockholders and we believe that regular communication is a critical part of our long-term success. To that end, members of the management team continued extensive outreach to stockholders over the course of the year. Through this outreach, the management team updated stockholders on a range of topics, such as the Company’s overall business strategy, corporate governance practices and executive compensation, and also gained an understanding of the perspectives and concerns of stockholders. The stockholder engagement program complements the ongoing dialogue throughout the year among our stockholders and our Chief Executive Officer, Chief Financial Officer and Vice President, Investor Relations on financial and strategic performance.

Active Engagement

Year-Round Engagement •Broad range of stockholders •Proactive outreach •Responsiveness to areas of focus	2024 Engagement •IR meetings with >70% of Top 25 stockholders •Attended 18 investor conferences

Range of Topics •Corporate governance •Company performance •Strategic priorities •Risk management •Culture & conduct	Feedback Provided •Stockholder feedback informs Board and Committee discussions and decisions

PROPOSAL 2 Advisory Vote on Executive Compensation

The Board recommends that the stockholders vote FOR the adoption of the resolution indicating approval of the compensation of our named executive officers.	See pages 39-65 for further information.

Framework of 2025 Compensation
Our executive compensation policies are designed so that (i) total compensation is tied to individual performance, (ii) total compensation will vary with our performance in achieving financial and strategic objectives, and (iii) long-term incentive compensation is closely aligned with stockholders’ interests. As depicted in the below graphics, in 2025 approximately 93% of the Chief Executive Officer’s target total direct compensation and an average of approximately 79% of the target total direct compensation of the other named executive officers was “variable,” i.e., dependent on the Company’s performance.

CEO	OTHER NAMED EXECUTIVE OFFICERS (“NEOs”)

7%
10%
93%
Performance Based
83%
Long-Term Incentive

21%
15%
79%
Performance
Based
64%
Long-Term
Incentive

¢	Base Salary	¢	Annual Incentive	¢	Restricted Stock Units ("RSUs")	¢	Stock Options	¢	Performance Share Units ("PSUs")

2025 Proxy Statement	13

Proxy Statement Summary
Executive Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our management team with those of our stockholders. The following summarizes key governance characteristics related to the executive compensation programs in which the named executive officers participate:

WHAT WE DO	WHAT WE DON’T DO

Carefully structured benchmarking peer group with annual Management Development & Compensation Committee (“Compensation Committee”) review
Annual say-on-pay advisory vote
Adherence to a rigorous pay-for-performance philosophy in establishing program design and targeted pay levels for NEOs
Independent Compensation Committee oversight
Independent compensation consultant is hired by and reports to the Compensation Committee
Annual report by the independent compensation consultant to the Compensation Committee on executive pay and performance alignment
Stringent stock ownership guidelines maintained for non-employee directors and executive officers
Clawback policy in place to deter executive officer misconduct and reclaim certain awards and incentives
Change in control agreements require double-trigger for vesting

No guaranteed bonuses
No material perquisites or other personal benefits to directors or executive officers
Directors, executive officers, employees and consultants may not hedge, pledge or engage in speculative transactions of Company stock
No plans that encourage excessive risk-taking
No excessive dilution through careful monitoring of burn rate and overhang
No tax “gross-ups” agreements

PROPOSAL 3 Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The Board recommends that the stockholders vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	See pages 66-69 for further information.

PROPOSAL 4 Stockholder Proposal: Simple Majority Vote

The Board does not make a recommendation with respect to this stockholder proposal.	See pages 70-71 for further information.

14

Corporate Governance

PROPOSAL 1 Election of Directors

The Board recommends that the stockholders vote FOR each of the nominees.

At each annual meeting of stockholders, directors are elected for a term expiring at the next annual meeting of stockholders to succeed those directors whose terms are expiring. The persons named in the enclosed proxy will vote to elect as directors the nominees designated by the Board, whose names are listed below, unless the proxy is marked otherwise. Each of the nominees has indicated his or her willingness to serve, if elected. However, if a nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board. There are no family relationships between or among any officers or directors of Entegris.
Majority Voting for Directors
The Company’s by-laws provide that, in an uncontested director election, a director-nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee. Directors are elected by a plurality vote in any “contested” election, which is defined as an election where the number of nominees exceeds the number of directorships to be filled. The by-laws prohibit the Board from nominating for election (or filling a vacancy or newly created directorship with) any candidate who has not agreed in advance to submit an irrevocable resignation that would take effect upon (a) the failure to receive the required majority vote for re-election in the next election, and (b) the Board’s acceptance of such resignation. The by-laws impose a similar requirement on director-nominees nominated by stockholders. All nominees for election as director listed above have agreed to tender such a resignation.
If an incumbent director does not receive the required vote for re-election, the Governance & Nominating Committee will make a recommendation to the Board as to whether to accept the director’s resignation. The Board will consider this recommendation and determine, within 90 days after certification of the election results, whether to accept the director’s resignation and will promptly disclose its decision (including the reasons underlying the decision) in a filing with the SEC.
Board of Directors
Selection of Directors
Identification of Potential Nominees
The Governance & Nominating Committee is responsible for managing the process for nomination of new directors. The committee may identify potential candidates for first-time nomination as a director using a variety of sources, such as recommendations from our management, current directors, stockholders or contacts in communities served by Entegris, or by conducting a formal search using an outside search firm selected by the Governance & Nominating Committee. Following the identification of a potential director-nominee, the Governance & Nominating Committee commences an inquiry to obtain information concerning the background of that person. Included in this inquiry is an initial review of the candidate with respect to the following factors: (1) whether the individual meets the minimum qualifications for first-time director nominees specified in the Corporate Governance Guidelines and described in further detail below; (2) whether the individual would be considered independent under applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”); and (3) whether the individual would meet any additional requirements imposed by law or regulation on the members of the Audit & Finance Committee and/or the Management Development & Compensation Committee of the Board.

2025 Proxy Statement	15

Corporate Governance
Evaluation of Potential Nominees
The Governance & Nominating Committee evaluates candidates for director nominees in the context of the current composition of the Board, taking into account all factors it considers appropriate, including but not limited to the characteristics of independence, desired mix of skills, experience, availability for service to Entegris, tenure and age of incumbent directors on the Board and the anticipated needs of the Board. The Governance & Nominating Committee believes that the assessment of potential nominees to be recommended by the Governance & Nominating Committee should include consideration of the following factors: (i) a capacity for, or a record of, making valuable contributions to the business community; (ii) personal qualities of leadership, character, judgment and a reputation in the community at large of integrity, trust, respect, competence and adherence to high ethical standards; (iii) experience in the semiconductor/microelectronics industry or in other relevant industries; (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings; (v) candor and willingness to operate on a team and to seek consensus; and (vi) relevant knowledge and diversity of background and experience in areas such as business, manufacturing, technology, finance and accounting, marketing, international business, government and similar fields. In addition, at least one member of the Board should have accounting or related financial management expertise, as determined in the business judgment of the Board.
Stockholder Recommendations
The Governance & Nominating Committee will consider potential nominees recommended for consideration by our stockholders, taking into account the same considerations as are taken into account for other potential nominees. Stockholders may recommend candidates by writing to the Chair, Governance & Nominating Committee in care of the Company’s Corporate Secretary at Entegris, Inc., 129 Concord Road, Building 3, Billerica, MA 01821. Our by-laws provide for additional procedures and requirements for stockholders wishing to nominate a director for election as part of the official business to be conducted at an annual stockholders meeting, as further described in the section “Miscellaneous Information on Voting and the Annual Meeting” under the question “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” below. In addition, as noted above, our by-laws require that all nominees, as a condition of being nominated, agree to submit an irrevocable resignation that would take effect upon (a) the failure to receive the required vote for re-election in the next election, and (b) the Board’s acceptance of such resignation.

16

Corporate Governance
Director Skills and Experience
The director nominees possess a broad range of qualifications and skills that facilitate strong oversight of our management and strategy.

CORPORATE GOVERNANCE 8/8 Experience serving as a public company director, including an understanding of good corporate governance standards and practices.

RISK MANAGEMENT 8/8 Experience assessing and managing enterprise business risks or experience overseeing complex business risk management matters.

PUBLIC COMPANY CEO EXPERIENCE 3/8 Experience as a current or former CEO of a publicly listed company.

GLOBAL BUSINESS 8/8 Experience managing a business with substantial global operations.

TECHNOLOGY INDUSTRY 8/8 Experience in a senior-level management position with a company in the technology industry.

SEMICONDUCTOR INDUSTRY 5/8 Experience in a senior-level management position with a company in the semiconductor industry.

FINANCE AND ACCOUNTING 8/8
Experience in accounting, financial disclosure, capital markets and corporate finance, or P&L responsibility, as an executive of a company with a breadth and level of complexity comparable to the Company.

CYBERSECURITY 5/8 Experience directly overseeing corporate cybersecurity programs or possessing a deep understanding of cyber threats to organizations.

MANUFACTURING AND SUPPLY CHAIN 6/8 Experience managing sophisticated, large-scale manufacturing operations or complex distribution, supply chain or manufacturing facilities.

SALES AND MARKETING 8/8 Experience developing and executing strategies designed to increase market share, grow the customer base and otherwise establish deep relationships with customers.

MERGERS AND ACQUISITIONS 8/8 M&A and integration experience as a public company officer or director.

HUMAN CAPITAL MANAGEMENT AND DEVELOPMENT 8/8 Experience in human capital management in large organizations.

2025 Proxy Statement	17

Corporate Governance
Director Nominees

Rodney Clark	Independent Director
Age: 55 Director Since: 2021 PRINCIPAL OCCUPATION: Senior Vice President, Partnerships and Small & Medium Business at Cisco Systems, Inc.	Committees:	Environmental, Health, Safety & Sustainability (Chair) Governance & Nominating
SERVICE ON OTHER PUBLIC COMPANY BOARDS: None

BACKGROUND
Mr. Clark is an executive who brings extensive sales and marketing leadership experience to the Board. He is passionate about transforming businesses, developing people and lending his experience and voice to emerging topics. He currently serves as Senior Vice President, Partnerships and Small & Medium Business at Cisco Systems, Inc. (“Cisco”), a global networking technology company. In this role, he enables Cisco’s global ecosystem of partners and helps Cisco and its partners maximize opportunities in the Small and Medium Business segment. Previously, Mr. Clark served as the Vice President and Chief Commercial Officer of Johnson Controls International plc (“Johnson Controls”), a global provider of building technology, software and service solutions. In this role, Mr. Clark led global sales excellence efforts across the company. Prior to Johnson Controls, Mr. Clark spent over 20 years at Microsoft Corporation (“Microsoft”). At Microsoft, Mr. Clark served as Corporate Vice President of Global Partner Sales and Channel Chief from April 2021 until May 2022. In this role, he was responsible for customer and partner relationships, accelerating growth through the Microsoft partner ecosystem, as well as cross-partner strategy and outcomes through the Microsoft partner network. Previous roles at Microsoft include Corporate Vice President of Mixed Reality and Internet of Things from April 2013 to April 2021, General Manager of Samsung Alliance from October 2011 until March 2013, General Manager of Worldwide Small and Medium Business engagement from January 2010 to October 2011, and General Manager of the Public Sector business from January 2009 to June 2010. Prior to Microsoft, he served at IBM Corporation for eight years in various sales, marketing and management capacities.
QUALIFICATIONS
Mr. Clark provides the Board with industry-relevant expertise in sales strategy, customer relations and communications. Through his roles at Cisco, Johnson Controls and Microsoft, Mr. Clark has significant experience in leading and growing global teams, developing new initiatives to drive growth, managing risk, the evaluation and integration of mergers and acquisitions and international business. In addition, Mr. Clark brings important insights on how the Company can continue to strengthen customer intimacy and how to better understand and anticipate customer needs.
EDUCATION
University of California, Fresno (B.S.)

18

Corporate Governance

James F. Gentilcore	Lead Independent Director
Age: 72 Director Since: 2013 PRINCIPAL OCCUPATION: Retired Chairman and Chief Executive Officer, PQ Corporation	Committees:	Management Development & Compensation (Chair) Environmental, Health, Safety & Sustainability
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Pontem Corporation (2020-2023) Milacron Holdings Corp. (2014-2019)

BACKGROUND
Mr. Gentilcore is a technology executive with vast experience leading global companies as both an executive and a director. Until his retirement in December 2018, he served as the Executive Chairman of the board of directors of PQ Corporation, a performance chemicals and services company, having served as a member of its board of directors since 2016. Previously, he served as President and Chief Executive Officer of PQ Corporation from July 2016 until August 2018. Mr. Gentilcore served as an Executive Advisor to CCMP Capital, a global private equity firm, from April 2014 to June 2016. Prior to this, Mr. Gentilcore’s wide range of senior leadership experience included serving as the Chief Executive Officer and a director of Edwards Group Limited, a global industrial technology company, as the President, Chief Executive Officer and a director of EPAC Technologies Inc., a logistics technology solutions company, as the Chief Operating Officer of Brooks Automation Inc. (“Brooks”), a provider of semiconductor manufacturing automation solutions, and as the Chief Executive Officer of Helix Technology Corp. (“Helix”), a provider of vacuum technology used in the manufacture of semiconductors, leading the merger between Brooks and Helix. Prior to that, he was the Chief Operating Officer of Advanced Energy Industries, Inc., an electronics manufacturing company. Earlier in his career, he spent 10 years in the electronics materials industry with Air Products Inc., a provider of industrial gases and chemicals, serving in various business development and operational roles.
QUALIFICATIONS
Mr. Gentilcore’s over 40 years of experience in the technology industry, including his experience as Chief Executive Officer of two major companies serving the semiconductor industry, provide him with a deep understanding of the semiconductor business. As Chief Executive Officer of both PQ Corporation and Edwards Group Limited, Mr. Gentilcore had ultimate risk management responsibility, including for enterprise-wide strategic, operational, compliance and financial risks. In addition, through his experiences as a chief executive officer and director on other public company boards, Mr. Gentilcore has developed extensive knowledge in the areas of leadership, global business, corporate finance, safety and corporate governance. Further, Mr. Gentilcore contributes an important perspective to the Board on business development initiatives through his experiences leading companies through mergers and integrating acquired companies.
EDUCATION
Drexel University (B.Sc.)
Lehigh University (M.B.A.)

2025 Proxy Statement	19

Corporate Governance

Yvette Kanouff	Independent Director

Age: 59 Director Since: 2021 PRINCIPAL OCCUPATION: Partner, JC2 Ventures	Committees:	Audit & Finance Management Development & Compensation
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Amdocs, Ltd. (since 2020) Science Applications International Corp. (since 2019) Sprinklr, Inc. (since 2018)

BACKGROUND
Ms. Kanouff is a technology executive with deep experience in leading companies through major technology-related transformations. In her role as a partner at JC2 Ventures, Ms. Kanouff advises companies on their technology strategy and acts as the firm’s engineering expert to its portfolio companies and other partners. Prior to joining JC2 Ventures in 2019, Ms. Kanouff served in various roles at Cisco from 2014 until 2019, including as Senior Vice President and General Manager of each of Cisco’s Service Provider, Cloud Solutions and Video Software and Services businesses, where she managed more than $7 billion in revenue and over 6,000 employees across the globe. From 2012 to 2014, Ms. Kanouff served as the Executive Vice President for engineering and technology for Cablevision Systems Corp., a cable television company, and from 1997 until 2012 she served in a variety of roles at SeaChange International, Inc., a video delivery software company, including as its President (from 2010 until 2012) and Senior Vice President and Chief Strategy Officer (from 2006 until 2010).
QUALIFICATIONS
Ms. Kanouff brings to the Board significant experience in driving transformational and disruptive technologies to market and insight in how companies achieve digital transformation. Her track record of leading change at Cisco and her experience at JC2 Ventures provide Ms. Kanouff with valuable understanding of how companies manage their technology roadmaps. In addition, Ms. Kanouff has significant experience in executive leadership, finance, international business, risk management and oversight and corporate governance. Further expanding her corporate governance expertise, Ms. Kanouff completed the Corporate Board Program at Harvard Business School, earning the Corporate Director Certificate.
EDUCATION
University of Central Florida (B.S., M.S.)

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Corporate Governance

James P. Lederer	Independent Director
Age: 64 Director Since: 2015 PRINCIPAL OCCUPATION: Retired Executive Vice President, Qualcomm Technologies, Inc.	Committees:	Governance & Nominating Management Development & Compensation
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Lattice Semiconductor Corporation (since 2018)

BACKGROUND
Mr. Lederer is an executive with decades of experience leading a preeminent company in the semiconductor industry. He served as an Executive Vice President and Officer of Qualcomm Technologies, Inc. (“Qualcomm”), a leading wireless technology company, including the dual roles of Chief Financial Officer and Chief Operating Officer for Qualcomm CDMA Technologies, its semiconductor division, from 2008 until his retirement in January 2014. Prior to that role, he served as Chief Financial Officer of the company’s largest segment beginning in 2001 and additionally held a variety of senior management positions at Qualcomm, Inc., including Senior Vice President, Finance and Business Operations. Prior to joining Qualcomm in 1997, Mr. Lederer held a number of management positions at Motorola, General Motors and Scott Aviation.
QUALIFICATIONS
Mr. Lederer brings to the Board more than 35 years of broad-ranging executive leadership experience, with over two decades focused on the semiconductor, mobile and wireless technology industries, including as a part of the executive staff of Qualcomm that grew the business to become the leader in the communications semiconductor arena worldwide. He possesses deep finance and accounting expertise, including direct involvement in and supervision of the preparation and certification of financial statements. During his tenure at Qualcomm, Mr. Lederer was charged with managing the development and implementation of a global enterprise risk management program including operational, strategic and financial risk areas.
EDUCATION
State University of New York at Buffalo (B.S., M.B.A.)

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Corporate Governance

Bertrand Loy
Age: 59 Director Since: 2012 PRINCIPAL OCCUPATION: President, Chief Executive Officer and Chair of the Board of Directors, Entegris, Inc.	Committees:	None
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Harvard Bioscience, Inc. (since 2014)

BACKGROUND
Mr. Loy is a proven leader in the technology industry with a track record of operational excellence and both organic and inorganic growth. He has been our Chief Executive Officer, President and a director since November 2012 and Chair of our Board of Directors since 2023. From July 2008 to November 2012, he served as our Executive Vice President and Chief Operating Officer. From August 2005 until July 2008, he served as our Executive Vice President in charge of our information technology, global supply chain and manufacturing operations. He served as the Vice President and Chief Financial Officer of Mykrolis Corporation (“Mykrolis”), a semiconductor filtration company spun out of Millipore Corporation (“Millipore”), a life sciences products company, from January 2001 until August 2005, when Mykrolis merged with Entegris. Prior to that, Mr. Loy served as the Chief Information Officer of Millipore during 1999 and 2000, and previously served in various strategic planning, global supply chain and financial roles with Millipore and Sandoz Pharmaceuticals (now Novartis), a pharmaceutical company. Since July 2013, Mr. Loy has served on the board of directors of SEMI, the global industry association representing the electronics manufacturing supply chain.
QUALIFICATIONS
Having served as the Company’s Chief Executive Officer since 2012, Mr. Loy provides the Board with unique insight into the Company’s strategic vision, customer expectations and operational management. In addition, Mr. Loy’s past global experiences as an operations, finance and information technology executive based in Europe, Japan and the Americas provide him with a deep understanding of the Company’s opportunities and risks across a broad range of functional areas and in international business. During his tenure at the Company, Mr. Loy has been instrumental in successfully leading the Company through numerous acquisitions aimed at strengthening and broadening the Company’s product portfolio and increasing the Company’s scale. Further, through his involvement with SEMI, Mr. Loy brings to the Board unique, industry-level perspectives from leading companies across the global electronics manufacturing supply chain.
EDUCATION
Ecole Superieure des Sciences Economiques et Commerciales (ESSEC) Business School (M.B.A.)

22

Corporate Governance

Mary Puma	Independent Director
Age: 67 Director Since: 2024 PRINCIPAL OCCUPATION: Retired President and Chief Executive Officer of Axcelis Technologies, Inc.	Committees:	Audit & Finance
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Penguin Solutions, Inc. (since July 2023) Ciena Corporation (since August 2023) Allegro Microsystems, Inc. (since October 2023)

BACKGROUND
Ms. Puma is an executive with extensive management and leadership experience in the semiconductor and technology industries. From January 2002 until May 2023, Ms. Puma served as president and chief executive officer of Axcelis Technologies, Inc., having served as Axcelis’ president and chief operating officer from May 2000 until January 2002. From 1996 until 2000, Ms. Puma served in several management roles at Eaton Corporation. Prior to joining Eaton, Ms. Puma spent 15 years in various marketing and general management positions for General Electric Company. Since December 2022, she has served as the chairperson of the board of SEMI, a global association providing industry stewardship and promoting the interests of the global electronics supply chain.
QUALIFICATIONS
Through her role as chief executive officer of Axcelis for over 20 years, Ms. Puma brings to the Board a keen understanding of the critical role suppliers play within the semiconductor ecosystem. At Axcelis, Ms. Puma gained significant experience leading a technology company serving an international market and managing risk at an enterprise level. This experience enables her to provide expertise in strategic and operational leadership, governance, business planning and international business and share critical insight into the requirements of semiconductor equipment manufacturers.
EDUCATION
Tufts University (B.A.)
MIT Sloan School of Management (M.S.)

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Corporate Governance

David Reeder	Independent Director
Age: 50 Director Since: 2024 PRINCIPAL OCCUPATION: Chief Financial Officer, Chewy, Inc.	Committees:	Audit & Finance (Chair)
SERVICE ON OTHER PUBLIC COMPANY BOARDS: Alphawave IP Group plc (since September 2023) Milacron Holdings Corp. (2017-2019)

BACKGROUND
Mr. Reeder is an executive with extensive experience leading global semiconductor and technology companies. Since February 2024, he has served as the Chief Financial Officer of Chewy, Inc., a supplier of pet products and services. Prior to that, from August 2020 until February 2024, he served as Chief Financial Officer of GlobalFoundries Inc., a semiconductor manufacturing company, where he oversaw the company’s initial public offering in 2021. From 2017 until 2020, Mr. Reeder served as Chief Executive Officer of Tower Hill Insurance Group. Prior to that, from 2015 to 2017, he worked at Lexmark International Inc., including as their President and Chief Executive Officer and as their Chief Financial Officer. Mr. Reeder has also served as Chief Financial Officer of Electronics for Imaging, Inc. and has held executive roles at Cisco, Broadcom and Texas Instruments Incorporated.
QUALIFICATIONS
Mr. Reeder brings to the Board more than 20 years of executive leadership experience in the semiconductor and technology industries, including insight into capital allocation, financial and operational strategies as the Company continues to scale. He possesses deep finance and accounting expertise, including direct involvement in and supervision of the preparation and certification of financial statements as a public company chief financial officer. Based on his experience, Mr. Reeder also provides strategic guidance on customer engagement, technology roadmaps, product development, operational excellence and supply chain management.
EDUCATION
University of Arkansas (B.S.)
Southern Methodist University (M.B.A.)

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Corporate Governance

Dr. Azita Saleki-Gerhardt	Independent Director
Age: 61 Director Since: 2017 PRINCIPAL OCCUPATION: Executive Vice President, Chief Operations Officer, AbbVie Inc.	Committees:	Governance & Nominating (Chair) Environmental, Health, Safety & Sustainability
SERVICE ON OTHER PUBLIC COMPANY BOARDS: None

BACKGROUND
Dr. Saleki-Gerhardt is an executive with extensive experience leading the operations function of a global biopharmaceutical company. She has served as the Executive Vice President, Chief Operations Officer at AbbVie Inc. (“AbbVie”), a global, research-driven biopharmaceutical company committed to developing innovative advanced therapies for some of the world’s most complex and critical conditions, since July 2023. Dr. Saleki-Gerhardt previously served as AbbVie’s Executive Vice President, Operations from 2018 until July 2023, and Senior Vice President, Operations from 2013 to 2018. AbbVie was formed in 2013 as a spin-off from Abbott Laboratories. She spent more than twenty years at Abbott Laboratories in a variety of senior management roles focused on operations, manufacturing and quality.
QUALIFICATIONS
Dr. Saleki-Gerhardt has extensive business and management experience as a senior executive officer responsible for the domestic and international manufacturing, quality and distribution network of a global biopharmaceutical company. As Executive Vice President, Chief Operations Officer at AbbVie, Dr. Saleki-Gerhardt is responsible for managing critical risks including those related to manufacturing, supply chain, quality, security and environmental, health and safety. Dr. Saleki-Gerhardt brings to the Board important perspectives on manufacturing operations, continuous improvement, safety, global business and business development opportunities, in addition to providing insight and expertise into the life sciences industry.
EDUCATION
University of Wisconsin, Madison (B.S., M.S., Ph.D.)

2025 Proxy Statement	25

Corporate Governance
Board Refreshment and Succession Planning
Assessing Board Composition
When recommending to the Board the slate of director nominees for election at the Annual Meeting of Stockholders, the Governance & Nominating Committee strives to maintain an appropriate balance of tenure, turnover and skills on the Board.
The Board believes that refreshment, including periodic committee rotation, is important to help ensure that Board composition is aligned with the needs of the Company and the Board as our business evolves over time, and that fresh viewpoints and perspectives are regularly considered. The Board also believes that, over time, directors develop an understanding of the Company and an ability to work effectively as a group. Because this experience provides significant value, the Board believes that a degree of continuity year-over-year is beneficial to stockholders and generally should be expected.
The Board is composed of a diverse group of leaders in their respective fields. Our directors have leadership experience at major domestic and international companies with operations in the United States and abroad. Our directors also have experience on other companies’ boards, which provides an understanding of different processes, challenges, strategies and approaches to problem-solving. Our directors have substantial experience in key aspects of our operations, finance, capital management and government relations. Our directors also possess extensive experience in functional areas that are important to the execution of their oversight responsibilities, including corporate governance, risk management, global business, finance and accounting, cybersecurity, manufacturing, sales and marketing, mergers and acquisitions and human capital management. We believe all of our directors have personal traits such as candor, integrity, commitment and collegiality that are essential to effective corporate governance.
DIRECTOR NOMINATION PROCESS

1	▶	2	▶	3	▶	4
EVALUATE OPPORTUNITIES FOR ENHANCEMENT		IDENTIFY POTENTIAL CANDIDATES		OBTAIN BACKGROUND INFORMATION		EVALUATE AND ASSESS POTENTIAL CANDIDATES
The Governance & Nominating Committee evaluates the current skills and experience of the Board and considers where there may be opportunities to further enhance the effectiveness of the Board in light of the risks and opportunities facing the Company.

The Governance & Nominating Committee may identify potential candidates for first-time nomination as a director using a variety of sources, such as recommendations from our management, current directors, stockholders or contacts in communities served by Entegris, or by conducting a formal search using an outside search firm.

The Governance & Nominating Committee then commences an inquiry to obtain information concerning the background of a potential new director-nominee, which also includes an initial interview of the candidate.

The Governance & Nominating Committee evaluates candidates for director-nominees in the context of the current composition of the Board, taking into account all factors it considers appropriate, including but not limited to the characteristics of independence, skills, experience, availability for service to Entegris, tenure of incumbent directors on the Board and the anticipated needs of the Board.

26

Corporate Governance
Board Retirement Policy
Our Corporate Governance Guidelines require that each non-employee director tender his or her resignation from the Board at the Board meeting prior to the issuance of our Proxy Statement for the Annual Meeting of Stockholders following his or her 75th birthday. If in the judgment of the Governance & Nominating Committee, the circumstances warrant, the Governance & Nominating Committee may recommend to the Board that it ask a director to continue to serve on the Board past age 75.
Board/Director Independence
The Corporate Governance Guidelines provide that a substantial majority of the directors shall be independent. Currently, with the exception of our Chief Executive Officer, our Board is composed entirely of independent directors. The Board has determined that each of Rodney Clark, James F. Gentilcore, Yvette Kanouff, James P. Lederer, Mary Puma, David Reeder and Dr. Azita Saleki-Gerhardt is “independent” as determined under the Nasdaq Stock Market, Inc. Marketplace Rules.
Board’s Role and Responsibilities
Overview
The Board is elected by the stockholders to oversee their interests in the long-term health, financial strength and overall success of the Company’s business. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls, the Company’s compliance with applicable laws and regulations and proper governance. The Board selects the Chief Executive Officer and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.
Directors exercise their oversight responsibilities through discussions with management, review of materials management provides to them, visits to our offices and facilities and their participation in Board and committee meetings.

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Corporate Governance
Board of Directors’ Role in Risk Oversight
Our Board has responsibility for the oversight of risk management. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on the Company and the steps we take to manage them. While the Board is ultimately responsible for risk oversight at the Company, the Board’s standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk, each as described below.

Board Our Board and its committees oversee risk management.

Audit & Finance Committee	Governance & Nominating Committee	Management Development & Compensation Committee	Environmental, Health, Safety and Sustainability Committee

•Financial and accounting risk •Legal, compliance and regulatory risk •Information technology and cybersecurity risk	•Corporate governance risk •Board organization, membership, structure and director succession planning risk	•Compensation policy and program risk •Executive officer succession planning risk •Risks related to human capital management	•Environmental, health and safety risks •Sustainability and climate-related risks

Management Company management manages risk and communicates regularly with our Board on enterprise risks and the enterprise risk management process.

Enterprise Risk Management Committee Senior management reviews processes and efforts undertaken to identify and manage the principal risks faced by the Company.

CYBERSECURITY RISK MANAGEMENT
The Board recognizes the importance of maintaining the trust and confidence of our customers and employees. To more effectively prevent, detect and respond to information security incidents, we have a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture and processes. The Audit & Finance Committee receives regular reports from the Chief Information Security Officer on, among other things, our cyber risks and threats, the status of projects to strengthen our information security systems, assessments of our security program and the emerging threat landscape.
For additional information about our cybersecurity risk management, please see Item 1C (“Cybersecurity”) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Management Succession Planning
The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer. To assist the Board towards that goal, the Management Development & Compensation Committee, with the support of the Company’s Chief Executive Officer and Senior Vice President, Global Human Resources, annually assesses the Company’s senior executives and their succession potential. In addition, the Chief Executive Officer and Senior Vice President, Global Human Resources periodically provide the Management Development & Compensation Committee with an assessment of persons considered potential successors to certain senior management positions.

28

Corporate Governance
Human Capital Management
The Board understands that human capital management is key to our future success. Our employees drive innovation, and we rely on their talent to help the Company achieve its objectives. We are an equal opportunity employer, committed to making employment decisions without regard to race, color, religion, national or ethnic origin, sex, sexual orientation, gender identity or expression, age, disability, protected veteran status or other characteristics protected by law.
The Board, through the Management Development & Compensation Committee, prioritizes attraction and retention of employee talent. We seek to attract and retain employees by offering competitive compensation and benefits structures, rewarding work, and opportunities for advancement. The Board regularly assesses talent within the Company, promotes accountability at all levels, and seeks to help management establish competitive compensation policies with the goal of empowering our employees and maintaining job satisfaction.
For additional information about our human capital resources, please see the “Business — Human Capital Resources” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Role in Corporate Responsibility and Corporate Citizenship
Code of Ethics
We have adopted a Code of Business Ethics (the “Code of Ethics”) that applies to all of our officers, directors, employees (including temporary and part-time employees), contractors and agents that we hire to conduct our business. The Code of Ethics provides practical guidance specifically addressing certain common ethical issues that our employees may face, including maintaining a healthy, safe and inclusive workplace, preventing conflicts of interest and complying with laws and regulations. Primary responsibility for coordination of the compliance, communication and training activities to support the Code of Ethics as well as for managing the compliance reporting, monitoring and enforcement activities resides with a compliance officer (the “Compliance Officer”), who is appointed by our Chief Executive Officer or the Board. If no compliance officer is appointed by our Chief Executive Officer or the Board, our Senior Vice President, General Counsel and Secretary serves as the Compliance Officer. If an employee sees or suspects any illegal or unethical behavior, the Code of Ethics encourages them to raise the issue with their manager, our Human Resources Department, the Compliance Officer or our Law Department. In addition, we maintain a hotline for employees to anonymously report illegal or unethical behavior. The Code of Ethics is posted on our website http://www.Entegris.com under “About Us — Investor Relations — Corporate Governance” and will be provided in printed form to any stockholder who requests it from us.
Oversight of Corporate Social Responsibility
Our CSR program is built on the four core pillars of Innovation, Safety, Personal Development and Inclusion, and Sustainability, and includes goals, which are aligned to each of the four pillars, to guide us to 2030. During 2024, we released our 2023 annual corporate social responsibility report providing an update on our progress toward reaching our 2030 goals and our performance on our objectives from our 2020 baseline. The 2023 annual CSR report is published on our website at http://www.Entegris.com under “About Us — Corporate Social Responsibility”. For additional information regarding our CSR program, see “Proxy Statement Summary — Corporate Social Responsibility”.
The Board is actively engaged in the oversight of our CSR program and strategy.

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Corporate Governance

CSR Council
Management Development and Compensation | Environmental, Health, Safety and Sustainability
Audit and Finance | Governance and Nominating
Board of Directors
Board Committees

OVERSIGHT

The **Board of Directors** is actively engaged in and oversees our CSR program and strategy, receiving updates from senior management throughout the year. **Board Committees** focus on specific components of our CSR program and strategy. For example, the Management Development and Compensation Committee reviews human capital management efforts, the Audit and Finance Committee oversees ethics and compliance, the Governance and Nominating Committee is responsible for the composition of the board and the Environmental, Health, Safety and Sustainability Committee oversee sustainability efforts and climate-related risks.

MANAGEMENT

Our **CSR Council** has direct responsibility for advancing our CSR strategy. Our CSR Council is led by our **Chief Executive Officer**, and includes our SVP, General Counsel, SVP, Global Human Resources, SVP, Chief Technology Officer, SVP, Global Operations, Supply Chain and Quality, SVP, Chief Financial Officer, VP, Global Environmental, Health, Safety and Sustainability, and other members of our leadership team. The CSR Council meets at least quarterly to assess progress and plans of our CSR program. The attainment of our CSR objectives is a component of the annual performance targets for our senior leaders.

30

Corporate Governance
Stockholder Engagement
The Board believes that it is important to foster long-term relationships with stockholders and that strong corporate governance includes outreach and engagement with our stockholders on a regular basis to better understand the issues that are important to them. We believe that this engagement is a critical part of our long-term success as it enables us to address these matters in a more meaningful and effective way and to drive improvements in our strategy and overall financial success. Our engagement program is designed to reach out to our stockholders and hear their perspectives about issues that are important to them, both generally and with regard to the Company, and gather feedback. We believe that this engagement program promotes transparency between the Board and our stockholders and builds informed and productive relationships. Highlights of our 2024 stockholder engagement were as follows:

18	>70%
Investor Conferences Participated in by senior management during 2024	Top 25 Stockholders Engaged Senior management engagement with stockholders during 2024

How We Engaged	Topics Discussed

Our senior leadership team engages with investors on a variety of topics in a number of forums, including in:
Quarterly earnings calls
Investor and industry conferences
Analyst meetings
Individual corporate governance discussions with stockholders

The management team and Lead Independent Director discussed and updated stockholders on a range of key topics, such as
Company’s overall business strategy
Corporate governance practices
Executive compensation matters
Understanding of the perspectives and concerns of the stockholders

The Board and management team carefully consider the feedback received from these meetings, as well as stockholder support, when reviewing the Company’s business, corporate governance and executive compensation approaches and strategies.

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Corporate Governance
Board Structure
Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with flexibility to select the appropriate leadership structure for the Company and to decide whether the positions of Chair of the Board and Chief Executive Officer should be held by the same person or separated.
In 2024, the independent directors of the Board appointed Bertrand Loy to serve as Chair in addition to his continuing role as CEO. Simultaneously with Mr. Loy’s appointment, the independent directors appointed James F. Gentilcore to serve as Lead Independent Director to help ensure continued governance effectiveness and that the Board functions in an appropriately independent manner.
The Board believes that the combined role of Chair and CEO, together with the strong leadership provided by a Lead Independent Director and each of the standing committees, which consist solely of, and are chaired by, independent directors, provide an appropriate balance between effective independent oversight and strong, consistent leadership to drive execution of the Company’ strategy.
In making its decision that Mr. Loy should serve as Chair and that Mr. Gentilcore should serve as Lead Independent Director, the Board and the Governance & Nominating Committee carefully considered a wide range of factors, including the following:
•Mr. Loy’s in-depth knowledge of the Company’s business and the issues, opportunities and challenges the business faces, as well as his understanding of the day-to-day operations, which we believe make him well-positioned to chair Board meetings and to bring key business and stakeholder interests to the Board’s attention.
•Mr. Loy’s combined role enables unified leadership, instills clear accountability and enhances the Board’s effectiveness to focus on the issues that are most critical for the success of the significant transformation underway at Entegris.
•An evaluation of Mr. Loy’s strong performance track record and the robust stockholder returns delivered since he became CEO of Entegris in 2012, as well as his personal character, collaborative relationship with the Board and vision for the Company’s future.
•The Company’s commitment to strong corporate governance practices and the independent nature of the Board, where there is only one non-independent director.
•The establishment of a strong Lead Independent Director role.
Lead Independent Director with Comprehensive Set of Responsibilities
Mr. Gentilcore joined the Board as an independent director in 2013. He brings extensive knowledge of the Company’s business operations and experience collaborating with the management team, in addition to over 40 years of experience in the technology industry and vast background leading other companies through mergers and integration.
The Lead Independent Director role is devised to provide an effective independent voice. The Lead Independent Director will be selected annually by the independent directors and has a robust set of additional responsibilities, as summarized below:

Serving as liaison between the independent directors and the Chair
Reviewing and approving meeting agendas and sufficiency of time
Calling meetings of the independent directors
Presiding at all meetings of the independent directors and any Board meeting when the Chair and the Chief Executive Officer are not present, including executive sessions of the independent directors
If requested by stockholders or other stakeholders, being available for consultation and direct communication as appropriate

Approving the quality, quantity and timeliness of information sent to the Board
Serving a key role in Board and Chief Executive Officer evaluations
Being regularly apprised of inquiries from stockholders and involved in correspondence responding to these inquiries, as appropriate
Providing feedback from executive sessions of the independent directors to the Chief Executive Officer and other senior management
Recommending the retention of consultants and advisors who directly report to the Board

The Board will continue to review its leadership structure at least once a year, and otherwise as appropriate, to help maintain a structure best suited for Entegris, its strategic priorities and its stockholders.

32

Corporate Governance
Board/Director Independence
The Corporate Governance Guidelines provide that a substantial majority of the directors shall be independent. Currently, with the exception of our Chief Executive Officer, our Board is composed entirely of independent directors. The Board has determined that each of Rodney Clark, James F. Gentilcore, Yvette Kanouff, James P. Lederer, Mary Puma, David Reeder and Dr. Azita Saleki-Gerhardt is “independent” as determined under the Nasdaq Stock Market, Inc. Marketplace Rules.
Committees of the Board
The Board has a standing Audit & Finance Committee, Management Development & Compensation Committee, Governance & Nominating Committee and Environmental, Health, Safety and Sustainability Committee, each of which is described in more detail below.
The Board has adopted a written charter for each committee, a copy of which is posted on the Company’s web site http://www.Entegris.com under “About Us – Investor Relations – Corporate Governance”.
The Board has determined that all members of each committee are “independent” as defined under the applicable Nasdaq rules (including the heightened standards for certain committee members) and comply with the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Audit & Finance Committee

Meetings in 2024: 5 Members: David Reeder (Chair) Yvette Kanouff Mary Puma
The Audit & Finance Committee is focused on assisting the Board in its oversight of (i) the integrity of the Company’s financial statements as well as the Company’s financial reporting process and systems of internal control over financial reporting; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Company’s independent registered public accounting firm; and (iv) the performance of the Company’s internal auditing function and independent registered public accounting firm.
RESPONSIBILITIES
•Reviews annual and quarterly financial statements as well as the Company’s financial reporting processes, disclosure and internal controls and procedures
•Reviews the scope and results of audits and reviews the Company’s internal accounting policies and procedures
•Elects, appoints, compensates and oversees the Company’s independent registered public accounting firm
•Pre-approves auditing services, internal control-related services and permitted non-audit and tax services to be provided by the Company’s independent registered public accounting firm
•Discusses policies and procedures with respect to risk assessment and risk management and reviews the effectiveness of the system for monitoring compliance with laws, regulations and the Company’s business conduct policies
•Reviews and recommends to the Board matters related to the capital structure of the Company, including with respect to management proposals concerning debt and equity financing
The Board has determined that each member of the Audit & Finance Committee possesses the attributes of an “audit committee financial expert” as that term is defined in the rules of the SEC.
The Board has determined that each member of the Audit & Finance Committee is “independent” as defined under the applicable Nasdaq Stock Market, Inc. Marketplace Rules (including under the heightened standards for audit committee members) and complies with the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

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Corporate Governance
Management Development & Compensation Committee

Meetings in 2024: 5 Members: James F. Gentilcore (Chair) Yvette Kanouff James P. Lederer
The Management Development & Compensation Committee reviews executive compensation and management development programs, provides recommendations to the Board regarding Entegris’ compensation programs and administers the Company’s equity compensation plans.
RESPONSIBILITIES
•Determines the compensation of the executive officers reporting to the CEO and the compensation policies impacting other executive officers
•Provides recommendations to the Board on CEO compensation
•Reviews and recommends changes to equity incentive and other employee benefit plans and reviews the administration of such plans
•Reviews the Company’s management development programs and strategies and reviews and recommends annual compensation for the Board
The charter for the Management Development & Compensation Committee does not authorize the delegation of the foregoing responsibilities to Company management.
The Board has determined that each member of the Management Development & Compensation Committee is “independent” as defined under the Nasdaq Stock Market, Inc. Marketplace Rules applicable to compensation committee members.

Governance & Nominating Committee

Meetings in 2024: 2 Members: Dr. Azita Saleki-Gerhardt (Chair) Rodney Clark James P. Lederer
The Governance & Nominating Committee provides recommendations to the Board regarding Entegris’ corporate governance matters and recommends nominees to be elected to the Board.
RESPONSIBILITIES
•Periodically reviews the Corporate Governance Guidelines and committee charters
•Reviews matters relating to the size, composition, required skills and structure of the Board and committees thereof
•Reviews and evaluates potential candidates for nomination to the Board
•Recommends to the Board a slate of nominees for election as directors each year
•Recommends to the Board whether to accept or reject resignations of directors who fail to receive a majority vote for their re-election to the Board
The Board has determined that each member of the Governance & Nominating Committee is “independent” as defined under the Nasdaq Stock Market, Inc. Marketplace Rules applicable to nominating committee members.

34

Corporate Governance
Environmental, Health, Safety and Sustainability Committee

Meetings in 2024: 2 Members: Rodney Clark (Chair) James F. Gentilcore Dr. Azita Saleki-Gerhardt
The Environmental, Health, Safety and Sustainability Committee, a standing committee of the Board formed in February 2023, provides risk management oversight on the Company’s health, safety, environmental, sustainability, quality and product regulatory matters, sustainability and climate-related risks and the Company’s corporate social responsibility program.
RESPONSIBILITIES
•Reviews and assess the effectiveness of the Company’s health, safety, environmental, sustainability, quality and product regulatory programs, policies, and initiatives
•Reviews current and emerging environmental, climate, health, safety and sustainability issues and their potential impacts on the Company
•Reviews and oversees product stewardship practices, quality trends, issues and concerns related to product risks
•Provides oversight of climate-related risks and opportunities
•Reviews the Company's Corporate Social Responsibility program and progress

Board Practices, Policies and Processes
The Board believes that a commitment to good corporate governance enhances stockholder value. To that end, we are committed to employing strong corporate governance practices to promote a culture of ethics and integrity that defines how we do business. At the core, we are in business to earn a fair return for our stockholders.
Board Performance Evaluations
In order to measure ongoing effectiveness and to identify challenges that it may be facing, the Board is committed to regular evaluations of itself and its committees. Annually, directors are asked to complete a written evaluation of the Board and the committees on which they serve. These evaluations are designed to solicit input and perspective on various matters, including:
•Strategy and risk oversight;
•Board dynamics;
•Understanding and advocating for stockholder perspectives;
•Relationship with, and access to, management; and
•Management talent development.
The results of these evaluations are discussed in detail at meetings of the Governance & Nominating Committee and the Board.
From time to time, our Governance & Nominating Committee works with an independent third-party advisor experienced in corporate governance matters to interview each director to obtain his or her assessment of the effectiveness of the Board and its committees. The Board believes that the use of such a third-party advisor provides an important outside perspective on Board effectiveness.
Board Meetings and Attendance
The Board held six meetings during 2024, and each director attended at least 75% of the aggregate number of meetings of the Board and of all committees on which he or she served that were held during the period for which he or she was a director or member of any such committee. The Corporate Governance Guidelines provide that there will be an executive session, composed exclusively of independent directors, at each regularly scheduled Board meeting. Members of the Board are also encouraged to attend the Annual Meetings of Stockholders. Each of our then-current directors was present in-person and available to answer questions from stockholders during the 2024 Annual Meeting of Stockholders.

2025 Proxy Statement	35

Corporate Governance
Corporate Governance Guidelines
The Board believes that adherence to good corporate governance principles is essential to running our business efficiently, to maintaining our integrity in the marketplace and to ensuring that the Company is managed for the long-term benefit of its stockholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process and thus has adopted the Corporate Governance Guidelines, the Code of Ethics and a charter for each committee of the Board.
The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews the Corporate Governance Guidelines periodically to consider the need for amendments or enhancements. Among other things, the Corporate Governance Guidelines delineate the Board’s responsibilities, leadership structure, independence goals, director qualifications, election, annual self-evaluation process and access to management and advisors. The Corporate Governance Guidelines, as amended from time to time, are available on the Company’s website at http://www.Entegris.com under “About Us – Investor Relations – Corporate Governance” and will be provided in printed form to any stockholder who requests them from us.
The Code of Ethics is described further in the “—Board’s Roles and Responsibilities—Role in Corporate Responsibility and Corporate Citizenship—Code of Ethics” section of this Proxy Statement, and the responsibilities of each of the Board’s committees, as required by their respective charters, are described further in the “—Board Structure” section of this Proxy Statement.
Communications with the Independent Directors
Stockholders and other interested parties may communicate directly with a member or members of the Board or the non-management directors either individually or as a group by addressing their correspondence to the director or directors, in care of our Corporate Secretary, at the address listed in the “Notice of 2025 Annual Meeting of Stockholders” above, with a request to forward the same to the intended recipient(s). All such communications will be reviewed by the Company’s Corporate Secretary and, if they are relevant to the Company’s operations, policies and philosophies, they will be relayed to the Board or the non-management directors, as the case may be.
Transactions with Related Persons
The Board has adopted a written policy that prohibits any business transaction with a value of $60,000 or more between Entegris and any of our directors, nominees for director, executive officers or their immediate families. In addition, as part of our process for preparing our annual report, we circulate questionnaires to our directors, nominees for director and executive officers requiring disclosure of any business transaction with a value of $60,000 or more between Entegris and any of those persons or a member of his or her immediate family. The answers to these questionnaires are reviewed for compliance with this policy by management and discussed with the Audit & Finance Committee and our independent registered public accounting firm. Since January 1, 2024, there has been no business transaction between Entegris and any director, nominee for director, executive officer or member of his or her immediate family in violation of this policy, which were considered for purposes of determining the independence of our non-employee directors, or which would require disclosure under Item 404 of Regulation S-K.

36

Corporate Governance
Compensation of Directors
Elements of Director Compensation
The Management Development & Compensation Committee regularly assesses the Company’s director compensation program in relation to industry practice. At its April 2024 meeting, the Management Development & Compensation Committee, after consultation with its independent compensation advisory firm Frederic W. Cook & Co., Inc. (“F.W. Cook”) and a general review of compensation practices for directors among peers, decided to adopt the following compensation arrangements:

Compensation for All Non-Employee Directors
Annual cash retainer for all non-employee directors	$105,000
Additional annual cash fees
Lead Independent Director of the Board	$35,000
Audit & Finance Committee Chair	$20,000
Management Development & Compensation Committee Chair	$15,000
Governance & Nominating Committee Chair	$10,000
Environmental, Health, Safety and Sustainability Committee Chair	$10,000
Annual equity award	$210,000	*
*    worth of RSUs valued on the date of each Annual Meeting of Stockholders, with restrictions lapsing on the earlier of the date of the subsequent Annual Meeting of Stockholders or the first anniversary of the award date.
All of the foregoing cash fees are based on a June 2024 through May 2025 service period and are paid quarterly in advance. In addition, non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director. As an employee of the Company, Mr. Loy receives no additional compensation for his service as a director.

2025 Proxy Statement	37

Corporate Governance
Director Summary Compensation Table
The table below summarizes the compensation paid by the Company to directors for 2024.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(5) ($)	All Other Compensation ($)	Total ($)
James R. Anderson(2)	34,307	210,041	—	244,348
Rodney Clark	112,500	210,041	—	322,541
James F. Gentilcore	151,250	210,041	—	361,291
Yvette Kanouff	102,500	210,041	—	312,541
James P. Lederer	112,500	210,041	—	322,541
Mary Puma(3)	51,346	132,975	—	184,321
Dr. Azita Saleki-Gerhardt	112,500	210,041	—	322,541
David Reeder(4)	110,873	237,661	—	348,534
(1)Bertrand Loy, the Company’s President, Chief Executive Officer and Chair of the Board of Directors, is not included in this table as he receives no compensation for his services as a director because he is an employee of the Company. Information with respect to compensation paid to Mr. Loy is included in the Summary Compensation Table under “Executive Compensation” below.
(2)Mr. Anderson resigned from the Board of Directors in July 2024 due to his desire to focus on his new role as Chief Executive Officer of Coherent Corp. and forfeited his stock awards granted in 2024.
(3)Ms. Puma received a prorated cash retainer and equity award upon her appointment to the Board of Directors in September 2024.
(4)Mr. Reeder became entitled to a cash retainer and received an equity award upon his appointment to the Board of Directors in March 2024. Due to an administrative error, Mr. Reeder was paid the full amount of his 2024 cash fees in January 2025.
(5)Reflects the aggregate grant date fair value of awards of RSUs to each director during 2024, calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. Each active director as of December 31, 2024 holds 1,643 outstanding unvested RSUs with the exception of Ms. Puma who holds 1,207 shares. Mr. Anderson forfeited his unvested shares upon resignation.
Stock Ownership Guidelines for Directors
During 2024, the Board maintained stock ownership guidelines for non-employee directors to align director interests with those of Entegris stockholders. This alignment is a critical objective of the equity awards discussed above. Under these guidelines, each director is required to hold shares of Entegris common stock with a value equal to five times the annual cash retainer for directors generally in effect at the time of each annual determination. Determination of compliance with these guidelines is made as of January 15th of each year. Compliance is calculated based on the average of the prior calendar year’s month-end closing prices for Entegris common stock on the Nasdaq Stock Market. Shares of Entegris common stock that are owned by a director outright as well as vested deferred shares/units count towards compliance with these guidelines. Directors have five years following their initial election or appointment to the Board or the date on which the Stock Ownership Guidelines were adopted to achieve the minimum holding required by the guidelines.
In addition, the Board maintains stock ownership guidelines for executive officers. For more information, please see the “Executive Compensation — Compensation Discussion & Analysis — Other Items — Stock Ownership Guidelines for Executive Officers” section of this Proxy Statement.

As of January 15, 2025, all directors were in compliance with the stock ownership guidelines or were within the five-year compliance grace period.

38

Executive Compensation

PROPOSAL 2 Advisory Vote on Executive Compensation

The Board recommends that the stockholders vote FOR the adoption of the below resolution indicating approval, on an advisory basis, of the compensation of our named executive officers.

The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers, who are listed in the Summary Compensation Table included in the “Executive Compensation Tables” section of this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed under this “Executive Compensation” section of this Proxy Statement. We are providing this vote as required by Section 14A of the Exchange Act. Accordingly, for the reasons discussed in the “Compensation Discussion & Analysis” section of this Proxy Statement, we are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED:	That the stockholders of Entegris, Inc. (“Entegris”) hereby approve, on an advisory basis, the compensation paid to Entegris’ named executive officers, as disclosed in Entegris’ Proxy Statement for the 2025 Annual Meeting of Stockholders under the heading entitled “Executive Compensation” pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board or the Management Development & Compensation Committee. Our Board and the Management Development & Compensation Committee value the opinions of all of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers. The Board has adopted a policy of providing for annual advisory stockholder votes on executive compensation. Unless the Board modifies its policy on the frequency of holding such advisory votes, the next advisory vote will occur in 2026.
Compensation Discussion & Analysis

2025 Proxy Statement	39

Executive Compensation
Executive Overview
Named Executive Officers
The following sets forth certain information regarding our named executive officers. In the table below, in determining the year first appointed as an executive officer of Entegris, service with predecessor public company Mykrolis, which merged into the Company in 2005, is included in the case of Mr. Loy.

Name	Age	Position	Executive Officer Since
Bertrand Loy	59	President, Chief Executive Officer and Chair of the Board of Directors	2001
Linda LaGorga	56	Senior Vice President, Chief Financial Officer	2023
Susan Rice	66	Senior Vice President, Global Human Resources	2017
Daniel Woodland	54	Senior Vice President and President, Materials Solutions	2022
Joseph Colella	43	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	2020
Our Approach to Compensation
The overall objectives of our executive compensation policies are to:

•Attract, retain, motivate and reward high-caliber executives.
•Foster teamwork and support the achievement of Entegris’ financial and strategic goals through performance-based financial incentives.
•Promote the achievement of strategic objectives which lead to long-term growth in stockholder value.

•Encourage strong financial performance by establishing competitive goals for target performance and leveraging incentive programs through stock-based compensation.
•Align the interests of executive officers with those of Entegris and its stockholders by making incentive compensation dependent upon Company performance.

As depicted in the below graphics, in 2024 approximately 93% of the Chief Executive Officer’s target total direct compensation and an average of approximately 79% of the target total direct compensation of the other named executive officers was “variable,” i.e., dependent on the Company’s performance.
CEO
OTHER NAMED EXECUTIVE OFFICERS (“NEOs”)

21%
15%
79%
Performance Based
64%
Long-Term Incentive

■	Base Salary	■	Annual Incentive	■	Restricted Stock Units ("RSUs")	■	Stock Options	■	Performance Share Units ("PSUs")

40

Executive Compensation
2024 Executive Compensation Highlights
Pay vs. Performance Philosophy and 2024 Pay Outcomes
In 2024, Entegris continued to deliver strong results, with revenue growth outperformance of 3 to 4 points and gross margin and EBITDA margin up from prior year. Nevertheless, we recognize we are operating in a challenging and dynamic market environment. As such, we believe it is appropriate that both our short-term and long-term incentive plans delivered below-target payouts in 2024, with the 2024 EIP yielding a payout factor of 91.4% and our 2022-2024 PSUs yielding a payout factor of 62% of target. In addition, upon further consideration of our performance within the context of the current market conditions, the Compensation Committee made the decision not to increase the CEO’s target compensation levels for 2025.

COMPENSATION AND CORPORATE SOCIAL RESPONSIBILITY
In 2024, each of our named executive officers had CSR-focused performance goals to incentivize and drive the achievement of our CSR goals related to innovation, safety, personal development and inclusion and/or sustainability and against which their performance was measured. Performance relative to their individual goals was used in setting the total direct compensation of our NEOs.

Past Advisory Votes on Compensation
At the 2024 Annual Meeting of Stockholders, approximately 91.2% of the votes cast on the advisory vote on executive compensation were cast “for” the approval of the compensation paid in 2023 to the named executive officers. The Compensation Committee determined that no significant change in the Company’s compensation policies should be made or recommended to the Board as a result of this advisory vote. In addition, at the 2023 Annual Meeting of Stockholders, approximately 92.1% of the votes cast on the advisory votes on executive compensation were cast “for” the approval of the compensation paid in 2022 to the named executive officers.
Executive Compensation Practices
Compensation of the executive officers of the Company is overseen by the Compensation Committee. The Board and the Compensation Committee were assisted in performance of their oversight duties with respect to executive compensation matters by F.W. Cook, an independent compensation advisory firm.

2025 Proxy Statement	41

Executive Compensation
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our management team with those of our stockholders. The following summarizes key governance characteristics related to the executive compensation programs in which the named executive officers participate:

WHAT WE DO	WHAT WE DON’T DO

Carefully structured benchmarking peer group with annual Management Development & Compensation Committee (“Compensation Committee”) review
Annual say-on-pay advisory vote
Adherence to a rigorous pay-for-performance philosophy in establishing program design and targeted pay levels for NEOs
Independent Compensation Committee oversight
Independent compensation consultant is hired by and reports to the Compensation Committee
Annual report by the independent compensation consultant to the Compensation Committee on executive pay and performance alignment
Stringent stock ownership guidelines maintained for non-employee directors and executive officers
Clawback policy in place to deter executive officer misconduct and reclaim certain awards and incentives
Change in control agreements require double-trigger for vesting

No guaranteed bonuses
No material perquisites or other personal benefits to directors or executive officers
Directors, executive officers, employees and consultants may not hedge, pledge or engage in speculative transactions of Company stock
No plans that encourage excessive risk-taking
No excessive dilution through careful monitoring of burn rate and overhang
No tax “gross-ups” agreements

Design and Structure of 2024 Executive Compensation
Our Business and Our Compensation Philosophy
The Company’s executive compensation policies are designed so that: (i) total compensation is tied to individual performance, (ii) total compensation will vary with the Company’s performance in achieving financial and other strategic objectives, and (iii) long-term incentive compensation is closely aligned with stockholders’ interests. Further, the Company’s executive compensation policies provide that the proportion of variable compensation increases as an employee’s level of responsibility increases so that compensation for senior executives is aligned more closely with the Company’s performance. For these reasons, the Company’s executive compensation policies prioritize pay-for-performance, competitive compensation, employee retention and alignment with stockholders’ interests. The overall objectives of the executive compensation policies are to:
•attract, retain, motivate and reward high-caliber executives;
•foster teamwork and support the achievement of Entegris’ financial and strategic goals through performance-based financial incentives;
•promote the achievement of strategic objectives that lead to long-term growth in stockholder value;
•encourage strong financial performance by establishing competitive goals for target performance and leveraging incentive programs through stock-based compensation; and
•align the interests of executive officers with those of Entegris and its stockholders by making incentive compensation dependent upon Company performance.
For 2024, the Compensation Committee, which is composed solely of independent non-employee directors, as described under “Corporate Governance” above, retained the services of the independent compensation advisory firm F.W. Cook to assist with the review and evaluation of the Company’s compensation policies and to suggest new or alternative compensation arrangements where appropriate. The use of an independent consultant provides additional assurance that our programs are reasonable and consistent with the Company’s objectives. The Compensation Committee selected F.W. Cook based on its national reputation as an expert in compensation practices, its industry knowledge, and its familiarity with the Company and its past compensation practices. F.W. Cook reports to and takes direction from the Compensation Committee. The assignment of projects by management to F.W. Cook requires the prior approval of the Compensation Committee. During 2024, F.W. Cook performed services solely for the Compensation Committee under its direction.

42

Executive Compensation
In addition, in establishing its executive compensation policies for a given year, the Compensation Committee considers the results of the most recent stockholder advisory vote on executive compensation and determines whether any changes are appropriate.
Components of 2024 Compensation
The 2024 Entegris compensation program for senior executives, including the named executive officers, consisted of a number of elements that are summarized in the following table. Due to Entegris’ focus on short- and long-term incentive compensation, a meaningful portion of each executive officer’s target total direct compensation is dependent on the Company’s performance. Approximately 93% of the Chief Executive Officer’s target total direct compensation and an average of approximately 79% of the target total direct compensation for the other named executive officers was “variable,” i.e., dependent on the Company’s performance. In the graphics below, “fixed” compensation is composed of 2024 target base salary, while “variable” compensation is composed of 2024 target Entegris Incentive Plan (“EIP”) awards and 2024 annual long-term incentive compensation grants consisting of RSUs, stock options and PSUs.
TOTAL DIRECT COMPENSATION

CEO	Element	Description and Purpose of the Compensation Element	Fiscal Year 2024 Commentary	Other NEOs
7%	Base Salary	Rewards core competence in the executive role relative to required skills, experience and contributions to the Company. Generally targeted at the median level, based on competitive market practice.	The Company awarded increases to the base salaries of the named executive officers during fiscal year 2024 to bring their base salaries into general alignment with the market median level, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure.	21%

93%

	Short-Term Incentive Compensation
Rewards achievement of Company financial and operational performance criteria to:
•Incentivize the achievement of annual financial performance metrics that will drive our long-term success; and
•Incentivize achievement of pre-established business objectives.

In fiscal year 2024, the EIP awards were based on the Company’s performance with respect to Adjusted EBITDA as a percentage of net sales (weighted 50%) and on the achievement of specified key strategic business objectives for the year (weighted 50% in the aggregate).

				79%

	Long-Term Incentive Compensation
The Company awards its executive officers with time-vested RSUs and stock options, which both vest ratably over four years, and PSUs that provide the opportunity to earn shares of the Company based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year period. The purposes of our long-term incentive awards are to:
•Promote executive ownership of our stock;
•Promote retention of executives in a competitive labor market over the longer term;
•Encourage management focus on critical performance metrics creating value for stockholders; and
•Align the program with peer group and market practices, where appropriate.

No changes to the type and mix of long-term incentive awards were made for 2024. Named executive officers received time-vested RSUs (weighted 40%), time-vested stock options (weighted 30%) and PSUs (weighted 30%).
Following a comprehensive design review of Entegris’ long-term incentive program, Management has recommended, and the Compensation Committee has committed to, increasing the weighting of PSUs to 50% or higher of the equity award mix commencing with equity awards made in 2026.

2025 Proxy Statement	43

Executive Compensation
OTHER COMPENSATION

Element	Description and Purpose of the Compensation Element	Fiscal Year 2024 Commentary
Retirement Benefits
The Company provides both qualified and non-qualified tax-deferred retirement savings plans to:
•Encourage employee long-term commitment to the Company;
•Promote employee savings for retirement; and
•Make total retirement benefits available to executives commensurate with other employees as a percentage of compensation.
In 2024, there were no changes from historical practice.
Welfare Benefits	Executives participate in employee benefit plans generally available to employees to provide a broad-based total compensation program designed to be competitive in the labor market.	In 2024, there were no changes from historical practice.
Perquisites	The Company provides no material perquisites to executive officers.	In 2024, there were no changes from historical practice.
Change in Control Termination Benefits
Change in control agreements provide for “double-trigger” benefits and are designed to retain executives and provide continuity of management in the event of an actual or threatened change in control of the Company.
In 2024, there were no changes from historical practice.
Compensation Decisions in 2024
Base Salary
In general, base salary for each employee, including the named executive officers, is established based on the individual’s job responsibilities, performance and experience, the competitive environment and executive-specific factors such as individual performance, job scope, retention risk and tenure. Each year, we survey the compensation practices of companies serving the semiconductor and other industries deemed relevant as well as general market pay practices for executives in the United States and in other countries in which we have significant employee populations in order to assess the competitiveness of the compensation we offer. In addition, for senior executives, including the named executive officers, the Compensation Committee evaluates base salary against corresponding compensation data from our peer group and national technology industry survey data scoped to the Company’s size. In fiscal year 2024, we continued to target base salary at the median of the peer group and survey reference points compiled by F.W. Cook, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure. The percent changes in annual base salary from 2023 to 2024 for each of the named executive officers are reflected in the table below.

Name	2024 Annual Base Salary	% Change From 2023
Bertrand Loy	$1,030,000	3%
Linda LaGorga	$570,000	4%
Susan Rice	$500,000	5%
Daniel Woodland	$550,000	4%
Joseph Colella	$510,000	4%
As noted above, the Compensation Committee believes that our success is dependent on our ability to hire and retain high-caliber executives in critical functions, and the pursuit of this objective may require us to recruit individual executives who have significant compensation and retention packages in place with other employers. In order to attract such individuals to Entegris, we may be required to negotiate compensation packages that deviate from the general principle of targeting base pay at the market median. Similarly, we may provide compensation outside of the normal cycle to individuals to address retention issues.

44

Executive Compensation
Performance Metrics Used to Determine Incentive Compensation and Their Relation to Our Strategy

Performance Metrics	Relation to Our Strategy	Incentive Programs Represented In
Adjusted EBITDA as Percentage of Net Sales
The Compensation Committee believes that Adjusted EBITDA (defined as net income before interest income, interest expense, intangible amortization, depreciation, acquisition and integration costs, acquired inventory step-up amortization, restructuring costs, goodwill impairment, impairment on long-lived assets, deal and transaction costs, and gain or loss on sale of businesses, but excluding acquisition operating income, with income tax expense added back) as a percentage of net sales is an important measure of our performance because it measures our profitability and financial performance. Adjusted EBITDA is also a key financial metric that we use internally to measure ongoing financial performance.
Entegris Incentive Plan
Revenue Growth in Excess of our Markets
The Compensation Committee believes that our organic business growth (defined as revenue growth excluding revenue from the first twelve months of our operation of acquired businesses, on a constant currency basis, over a market index based on wafer starts and semiconductor industry capital spending based on independent external third-party data) provides a valuable measure of our financial performance relative to our primary industry. Because this metric measures growth relative to the semiconductor industry, it only rewards growth above the industry and is agnostic to general industry-wide growth.
Entegris Incentive Plan
Inventory Velocity Improvement
The Compensation Committee believes that effectively managing our inventory levels is a key factor in achieving a robust operating cash flow and ensuring excellence in our supply chain management processes.
Entegris Incentive Plan
On-Time Shipment Performance
The Compensation Committee believes that measuring our ability to meet our commitments when shipping products to our customers is an effective measure of operational excellence and customer service levels.
Entegris Incentive Plan
Relative TSR
The Compensation Committee believes that TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year period provides an important comparison of how well we are driving stockholder value compared to companies facing similar industry conditions and against which we compete for business, investors and employees.
Long-term incentive compensation
Short-Term Incentive Compensation
Entegris has, for a number of years, maintained a short-term variable incentive compensation program, the EIP, which provides for a potential cash award based upon the achievement of annual financial criteria and operating performance objectives in accordance with a sliding scale established by the Compensation Committee, with a fractional award for performance above the threshold level, a full award for target performance and a premium award of up to 200% of target for extraordinary performance. In addition to the financial criteria and operating performance objectives, awards under the EIP are conditioned on the Company achieving an operating profit.

Name	2024 Base Salary	2024 Target Incentive ($)	2024 Target Incentive (%)	2023 Target Incentive (%)
Bertrand Loy	$1,030,000	$1,442,000	140%	130%
Linda LaGorga	$570,000	$399,000	70%	70%
Susan Rice	$500,000	$350,000	70%	70%
Daniel Woodland	$550,000	$385,000	70%	70%
Joseph Colella	$510,000	$357,000	70%	60%
The EIP is administered by, and all awards are made at the discretion of, the Compensation Committee. The target incentive compensation payments to our named executive officers, as a percentage of base salary, approximated the median of target incentive compensation payments of the market data, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure.
Under this plan, with respect to 2024, an incentive pool is established based upon the level of the attainment of financial and operational objectives established by the Compensation Committee. For 2024, the Compensation Committee continued to place significant prominence on the strategic corporate objectives, to drive focus on key priorities, including decreasing inventory to increase cash to pay down debt that was incurred in connection with the acquisition of CMC Materials and improve our service levels with our customers.

2025 Proxy Statement	45

Executive Compensation
Performance Metrics and Weights
THE ENTEGRIS INCENTIVE PLAN

Performance Measure	Threshold (0% of Target)	Target(1)	Maximum (200% of Target)	Weighting
Adjusted EBITDA as a percentage of net sales(2)				50%
Revenue growth in excess of our markets(3)(4)				30%
Inventory velocity improvement(3)(5)				10%
On-time shipment performance(3)(6)				10%
(1)Linear interpolation applies for performance between levels.
(2)The Pipeline and Industrial Materials (“PIM”) business (which was sold in the first quarter of 2024) was excluded from the calculation of Adjusted EBITDA for purposes of the EIP.
(3)Excludes the PIM business.
(4)Defined as revenue growth, excluding revenue from the first twelve months of our operation of acquired businesses, on a constant currency basis, over a market index based on wafer starts and semiconductor industry capital spending and further based on independent external third-party data.
(5)Inventory velocity improvement between the last quarter of 2024 versus the last quarter of 2023, defined as the improvement on days on hand levels of inventory, excluding certain divested businesses.
(6)Defined as average number of on-time shipments during the last quarter of 2024.
After the incentive pool is established, the Compensation Committee has the discretion to approve payments above or below the formula-based payout based on other factors deemed relevant, up to 200% maximum. The Compensation Committee has discretion to apply a modifier to adjust the EIP upward or downward for performance against our corporate social responsibility objectives.
Actual Performance Under the 2024 Entegris Incentive Plan
The Company achieved an EIP payout of 114.7% of target based on the performance metrics described above. However, for fiscal year 2024, the Compensation Committee, in consultation with management and consistent with the terms of the EIP, exercised negative discretion for the EIP, reducing the final payout to 91.4% of target. The Compensation Committee considered numerous factors in using discretion to lower the EIP payout, including, but not limited to, (1) performance relative to our externally published target model, (2) overall corporate performance in a challenging industry environment and (3) a difference between the external data used to calculate market outperformance (based on million square inches of global shipments of silicon wafers (“MSI”)) and internal estimates (based on wafer starts). Specifically, while the Compensation Committee relies upon an external, third-party metric of MSI to measure market growth for purposes of calculating the EIP, management considers wafer starts to most closely approximate the market growth of the consumables portion of our business. Typically, MSI and wafer starts are comparable measures of growth. However, in 2024, high wafer inventory levels at fabs caused MSI to deviate from the wafer starts.

46

Executive Compensation
Final Payouts Under the 2024 Entegris Incentive Plan

Name	EIP Target as a Percent of Salary	Target EIP Award	Actual EIP Award as Percent of Target	Actual EIP Award
Bertrand Loy	140%	$1,442,000	91.4%	$1,317,988
Linda LaGorga	70%	$399,000	91.4%	$364,686
Susan Rice	70%	$350,000	91.4%	$319,900
Daniel Woodland(1)	70%	$385,000	111.0%	$427,350
Joseph Colella	70%	$357,000	91.4%	$326,298
(1)Mr. Woodland’s participation in the EIP was based on divisional (rather than corporate) performance.
Long-Term Incentive Compensation
Equity Award Changes for 2026
Following a comprehensive design review of Entegris’ long-term incentive program, the Compensation Committee has committed to increasing the weighting of PSUs to 50% or higher of the equity award mix commencing with equity awards made in 2026.
Target Equity Opportunities
During 2024, executives and certain key employees were eligible to receive equity awards under the Entegris, Inc. 2020 Stock Plan, which is administered by the Compensation Committee. RSU awards, stock option awards and PSU awards, as described below, were the three equity vehicles used by Entegris for long-term incentive (“LTI”) awards to executive officers during 2024.

Name	2024 Target Value of LTI Awards ($)	2023 Target Value of LTI Awards ($)
Bertrand Loy	$11,650,000	$10,350,000
Linda LaGorga(1)	$2,000,000	N/A
Susan Rice	$1,600,000	$1,500,000
Daniel Woodland	$1,400,000	$1,200,000
Joseph Colella	$1,500,000	$1,450,000
(1)Ms. LaGorga joined the Company on May 15, 2023 and received a sign-on LTI award with a target value of $3,000,000.
Forms of Equity Awarded in 2024
The Compensation Committee believes that long-term incentive awards to executive officers, including the named executive officers, should be composed of a mixture of RSUs, stock options and PSUs. Accordingly, for 2024, the Compensation Committee approved equity awards for executive officers composed, as a percentage of the total annual grant value, of 40% RSUs, 30% stock options and 30% PSUs, which has been unchanged since 2015. The total annual grant value of long-term equity incentive awards granted to our named executive officers in 2024 approximated the market median, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure. A description of the terms of each type of equity award and the reasons why the Compensation Committee believes each is an appropriate long-term incentive equity vehicle follows.

2025 Proxy Statement	47

Executive Compensation

Restricted Stock Units
Forty percent of the 2024 equity award to executive officers consisted of RSUs, with restrictions lapsing in four equal annual installments following the date of award. The award of RSUs is designed to enable the Company to retain executive officers and other key employees during turbulent economic times and in a competitive labor market. Non-executive employees receiving equity awards in 2024 received RSUs, with the restrictions lapsing ratably over four years in accordance with the foregoing schedule.

Stock Options
Thirty percent of the 2024 equity awards to executive officers consisted of stock options that vest in four equal annual installments following the date of grant and have a seven-year term. The Compensation Committee believes that the award of stock options is an effective mechanism to align the interests of our executive officers with those of Entegris stockholders, which is expected to lead to an increase in the long-term value of Entegris’ common stock. This is because stock options only provide value to the recipient if the price of the Company’s common stock appreciates, which creates a strong performance orientation consistent with our pay-for-performance philosophy. All stock options granted in 2024 were granted with an exercise price equal to the fair market value on the Nasdaq Stock Market of Entegris common stock on the date of grant.

Performance Share Units
Thirty percent of the 2024 equity awards to executive officers consisted of PSUs, which provide the opportunity to earn shares of the Company’s common stock based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year period following the start of the calendar year of the grant date of the award. At grant, each recipient received a target allocation of PSUs; the final number of shares which may be earned pursuant to such awards ranges from 0% to 200% of target. The number of shares actually earned at the end of the performance period is based on a pre-established payout curve, which provides for earnouts of 50%, 100% and 200% of target for performance at the 25th, 50th and 85th percentiles, respectively, with linear interpolation between such levels. No shares are earned for performance below the 25th percentile. If the Company’s absolute TSR is negative, then the maximum number of shares that may be earned is the target performance share allocation. The PSUs fully vest after the third anniversary of the grant date and are settled following the certification of the number of shares earned by the Compensation Committee. The Compensation Committee included PSUs as a component of the 2024 long-term incentive award for executive officers because the Compensation Committee believes that relative TSR is an important metric for our stockholders’ evaluation of the Company’s performance against the performance of other companies. The PSUs thus create an additional alignment with stockholder interests through an objective performance metric. In addition, based on the Compensation Committee’s review of peer company market data, it believes that TSR-based PSUs frequently represent a significant portion of equity incentives used by companies that compete with us in attracting, hiring, motivating and retaining executives.

PERFORMANCE SHARE VESTING MATRIX

●	Maximum if TSR is negative

48

Executive Compensation
Payout for Performance Shares Awarded in 2022

In January 2025, with respect to the PSUs awarded in 2022, which had terms generally similar to those of the 2024 awards described above, the Compensation Committee certified that Entegris’ TSR during the period was approximately -19%, representing the 31st percentile versus companies in the Philadelphia Semiconductor Index, resulting in the vesting of shares at 62% of target.

TIMELINE OF PSUS

	2022	2023	2024	2025	2026
2022 PSU	Year 1	Year 2	Year 3
3-year relative TSR
2023 PSU		Year 1	Year 2	Year 3
3-year relative TSR
2024 PSU			Year 1	Year 2	Year 3
3-year relative TSR
Procedures for Determining Compensation
Factors Considered by the Compensation Committee
The use of the compensation elements described above enables us to reinforce our pay-for-performance philosophy and to strengthen our ability to attract and retain high-quality executives. The Compensation Committee believes that this combination of compensation elements provides an appropriate mix of fixed and variable pay and achieves an appropriate balance between short-term financial and operational performance and long-term stockholder value creation. The Compensation Committee determines the amount of compensation under each component of executive compensation granted to the executive officers to emphasize performance-based compensation tied to financial metrics approved by the Compensation Committee and to achieve the appropriate balance between cash compensation and equity compensation, as well as to reflect the level of responsibility of the executive officer. There is no pre-established policy or target for the allocation between either cash and non-cash or short- and long-term incentive compensation. With respect to fiscal year 2024, the total compensation paid or awarded to the named executive officers included both short-term cash and equity-based long-term incentive compensation.
When making compensation decisions, the Compensation Committee also looks at the target total direct compensation of our Chief Executive Officer and the other named executive officers relative to that provided to similarly situated executives based on a competitive market analysis provided by F.W. Cook. The Compensation Committee believes, however, that a benchmark should be a point of reference for measurement, but not the determinative factor for our executives’ target compensation. The purpose of the comparison is merely to supplement and not to supplant the analyses of internal pay equity, wealth accumulation potential and the individual performance of the executive officers that the Compensation Committee considers when making compensation decisions. Because the comparative compensation information is just one of the several analytical tools that are used in setting executive compensation, the Compensation Committee has discretion in determining whether to use this information and/or the nature and extent of its use.

2025 Proxy Statement	49

Executive Compensation
Peer Group Benchmarking
The Compensation Committee evaluates our executive compensation programs against a group of publicly traded companies that comprise our executive compensation benchmarking peer group. Data from a broader range of companies is also used for insight into general compensation trends and to supplement the compensation peer group when necessary. For each of our NEOs, the Compensation Committee evaluated each element of target total direct compensation (the sum of base salary, target annual incentive and target long-term incentives) and set target total direct compensation for the NEOs at the market median, adjusted for executive-specific factors such as individual performance, job scope, retention risk and tenure.
In mid-2023, the Compensation Committee, working with F.W. Cook, reviewed the peer group to ensure that size measures continue to be appropriately aligned with Entegris. Following the review, no changes were made to the compensation peer group for 2024. The 18-company peer group shown below was approved by the Compensation Committee to inform its decisions with respect to target total direct compensation levels for 2024:

Albemarle Corporation AMETEK, Inc. Celanese Corporation Coherent Corp. Graco Inc. Keysight Technologies, Inc.	KLA Corporation Marvell Technology, Inc. MKS Instruments, Inc. Monolithic Power Systems, Inc. Nordson Corporation Qorvo, Inc.	Skyworks Solutions, Inc. SolarEdge Technologies, Inc. Teledyne Technologies Incorporated Teradyne, Inc. Trimble Inc. Zebra Technologies Corporation

This group was selected from companies operating in similar or related industries with median revenues, EBITDA and market capitalizations approximating those of the Company. The graphic below illustrates the Company’s position relative to its peer group with respect to these metrics at the time the peer group was selected in mid-2023. The Compensation Committee selected peer companies in the same or related industries on the basis of these metrics because it believes that they are commonly used to compare the relative size of companies.
Information concerning the compensation practices of these companies was drawn from their proxy statements or other public filings. The Compensation Committee annually reviews the peer group with the assistance of F.W. Cook to ensure that it remains appropriate.

POSITIONING OF ENTEGRIS RELATIVE TO PEER GROUP

(1)Reflects estimated revenue and EBITDA based on analyst consensus per S&P Capital IQ as of June 30, 2023 when the peer group was approved.
(2)As of July 14, 2023, as considered by the Compensation Committee when the 2024 peer group was approved.

50

Executive Compensation
Based upon the Compensation Committee’s review of the compensation arrangements discussed below, the compensation levels of the above peer companies, general market pay practices for executives and its assessments of individual and corporate performance, the Compensation Committee believes that the Company’s executive compensation policies for 2024 were appropriate. While executive officers, principally the Senior Vice President, Global Human Resources, worked closely with the Compensation Committee and with F.W. Cook to design Entegris’ compensation programs for 2024, the Compensation Committee ultimately decides which policies to adopt and directs and approves the design of all compensation programs as well as the specific compensation paid to each of the named executive officers (other than for the Chief Executive Officer). Discussions concerning Chief Executive Officer compensation are conducted between F.W. Cook and the Compensation Committee without executive officer involvement.
Risk Assessment with Respect to Compensation Policies and Practices
In December 2024, the Compensation Committee reviewed the various design elements of our compensation program to determine whether it encourages excessive or inappropriate risk-taking. The scope of this review included all aspects of executive compensation and consideration of the items of our compensation policies and practices that affect all employees. In general, the process used by the Compensation Committee to complete its risk evaluation was as follows:
•The Compensation Committee identified the compensation-related risks that the Company may face;
•The Compensation Committee identified the material design elements of our compensation policies and practices with respect to all employees; and
•The Compensation Committee then evaluated whether there is a relationship between any of those design elements and any of our most significant risks. More specifically, the Compensation Committee evaluated whether any of the design elements of our compensation policies and practices encourages our employees to take excessive or inappropriate risks that are reasonably likely to have a material adverse impact on the Company.
After completing its evaluation, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. More specifically, the Compensation Committee concluded that our compensation program is designed to encourage employees to take actions and pursue strategies that support our best interests and the best interests of our stockholders, without promoting excessive or inappropriate risk.
The design elements of our executive compensation program (which are described in detail elsewhere in this “Compensation Discussion and Analysis” section) do not include unusual or problematic compensatory schemes that have been linked to excessive risk-taking. Furthermore, the design elements of our compensation program that directly tie compensatory rewards to our performance include various counterbalances designed to offset potentially excessive or inappropriate risk-taking. For example, there is a balance between the fixed and performance-based components of the program.
Similarly, with respect to the performance-based components, there is a balance between annual and longer-term incentives. Thus, the overall program is not too heavily weighted towards incentive compensation, in general, or short-term incentive compensation, in particular. The financial incentives are not based solely upon revenue. Rather, they are tied to performance metrics such as Adjusted EBITDA (net income before interest income, interest expense, intangible amortization, depreciation, acquisition and integration costs, acquired inventory step-up amortization, restructuring costs, goodwill impairment, impairment on long-lived assets, deal and transaction costs, and gain or loss on sale of businesses, but excluding acquisition operating income, with income tax expense added back) as a percentage of net sales and quantitatively measured strategic objectives, which more closely align the interests of management with the interests of our stockholders.
The performance metrics for incentive payments are established annually and reflect goals that are a stretch, but not so high that they require performance outside of what the Compensation Committee believes is reasonable or could motivate management to take actions that could subject us to unreasonable levels of risk. In addition, there are caps on how much performance-based compensation may be earned in a particular performance period, and the Board has adopted a policy for clawback of performance-based compensation that was paid out in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. Furthermore, the Company maintains stock ownership guidelines for its executive officers, including the named executive officers, in order to promote a close alignment of the interests of those executive officers with those of Entegris stockholders. The Compensation Committee also maintains an ongoing dialogue with our management team to track progress on performance-based goals in order to foresee and avoid any excessive or inappropriate risk-taking that may otherwise be driven by a desire to maximize performance-based compensation.
Equity Award Grant Practices
The Compensation Committee does not take material non-public information into account when determining the timing or terms of equity award grants, and the Company does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During fiscal year 2024, the Company did not grant stock options to any NEO in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Current Report on Form 8-K that discloses material non-public information, and ending one business day after the filing or furnishing of any such report.

2025 Proxy Statement	51

Executive Compensation
Other Compensation
Benefits
We provide benefit programs to executive officers and to other employees. The following table generally identifies such benefit plans and identifies those U.S. employees who may be eligible to participate:

Benefit Plan	Executive Officers	Certain Managers	All Other Full Time Employees
401(k) Plan
Medical/Dental Plans
Life and Disability Insurance(1)
Employee Stock Purchase Plan
Supplemental Executive Retirement Plan (SERP)			Not Offered
Change of Control Agreements		Not Offered	Not Offered
(1)All Entegris executive officers receive Company-paid long-term disability coverage that provides a monthly benefit of 60% of qualified salary to a maximum of $15,000 per month.
Personal Benefits
The Company does not offer the named executive officers perquisites other than relocation expenses and allowances made available to certain new hires or in accordance with the Company’s mobility policies.
Retirement Plans
During 2024, Entegris offered retirement benefits to its U.S. employees through the tax-qualified Entegris, Inc. 401(k) Savings and Profit Sharing Plan, as amended (the “401(k) Plan”), which generally provides for an employer match for employee contributions. Executive officers participated in the 401(k) Plan on the same terms as those available for other eligible employees in the U.S. The 401(k) Plan provides a long-term savings vehicle that allows for pre-tax and/or post-tax Roth contributions by employees and tax-deferred earnings. During 2024, the Company made matching contributions to the 401(k) Plan equal to 100% of such employee contributions on the first 6% of eligible compensation, not to exceed the annual Internal Revenue Service (“IRS”) limit.
In connection with the 401(k) Plan, we also maintain the Entegris, Inc. Supplemental Executive Retirement Plan (“SERP”), a non-qualified retirement plan. Under the SERP, certain senior executives, including the named executive officers, are allowed certain salary and cash bonus deferral benefits that would otherwise be lost by reason of restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), limiting the amount of compensation which may be deferred under tax-qualified plans.
Compensation that may be deferred into the SERP includes employee and employer contributions that are in excess of the maximum contributions allowed under the terms of the 401(k) Plan. Participant accounts are credited with an investment return equivalent to that provided by the investment vehicles elected by the participant, which may be allocated among the same investment funds as are offered with respect to the 401(k) Plan accounts.
In 2023, Entegris amended the SERP for years beginning on or after January 1, 2024, to provide for an employer contribution of a fixed percentage of the employee’s eligible compensation over IRS limits only if the employee maximizes his or her permissible contributions to the 401(k) Plan for the year. Payment of employer contributions and any investment earnings on them will be subject to the employee’s compliance with restrictive covenants and the execution of a waiver and release at the time of termination. Participating employees will be allowed to receive payment of SERP benefits in a lump sum or two to ten annual installments, and participating employees will be allowed to elect in-service distributions of their employee contributions (but not employer contribution).
The individual participant balances in the 401(k) Plan and the SERP reflect a combination of: (i) the annual amount contributed by the Company or by the employee to the 401(k) Plan and the SERP; (ii) the amounts being invested at the direction of the employee (the same investment choices are available to all participants); and (iii) the continuing reinvestment of the investment returns until the accounts are paid out. This means that similarly situated employees, including the named executive officers, may have materially different account balances because of a combination of these factors. See the “Non-Qualified Deferred Compensation Table” below for more information on account balances and earnings under the SERP for the named executive officers.

52

Executive Compensation
Other Items
Stock Ownership Guidelines for Executive Officers
The Company maintains stock ownership guidelines for its executive officers, including the named executive officers, in order to ensure the continuation of the close alignment of the interests of those executive officers who are elected by the Board with those of Entegris stockholders. This alignment is a critical objective of the long-term incentive compensation discussed above. The guidelines provide that the Company’s executive officers attain and maintain beneficial ownership of Entegris stock at the levels indicated in the below table. Determination of compliance with these guidelines is made as of January 31st of each year. For purposes of the stock ownership guidelines, beneficial ownership of Entegris stock includes direct holdings, holdings by immediate family members, shares held in 401(k) and employee stock ownership plans, unvested shares of restricted stock and RSUs. For purposes of complying with these guidelines, shares of the Company’s common stock that executive officers have the right to acquire through the exercise of stock options (whether or not vested) and unearned PSUs are not included as shares owned by such executive officer.

Position	Minimum Ownership Level
Chief Executive Officer	6 times Base Salary
Executive Vice Presidents	4 times Base Salary
Chief Financial Officer	3 times Base Salary
Senior Vice Presidents	2 times Base Salary
Other Executive Officers	1 times Base Salary

As of January 31, 2025, all of the NEOs are in compliance with the stock ownership guidelines.

In addition, the Board maintains stock ownership guidelines for directors. For more information, please see the “Corporate Governance — Compensation of Directors — Stock Ownership Guidelines for Directors” section of this Proxy Statement.
Anti-Hedging and Pledging Policy
During 2014, the Board adopted a policy against hedging, pledging and speculative transactions in the Company’s stock. This policy covers directors, executive officers, employees and consultants and prohibits directly or indirectly engaging in any hedging or monetization transactions with respect to the Company’s securities; pledging, hypothecating, or otherwise encumbering shares of the Company’s common stock or other equity securities as collateral for indebtedness; or engaging in short-term or speculative transactions in the Company’s securities, including short-term trading where the Company’s securities are sold within six months following the purchase (or vice versa) and short sales of the Company’s securities (i.e., the sale of a security that the seller does not own).
Clawback Policy
Effective as of October 2, 2023, the Board adopted a revised incentive compensation clawback policy aligned with updated Nasdaq listing rules implementing Exchange Act Rule 10D-1. The Clawback Policy requires the Company to recoup or “claw back” certain annual cash and long-term equity incentive compensation from covered executive officers in specified situations. The Company must recoup paid incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws, subject to certain exceptions. The Compensation Committee will, subject to certain exceptions, seek to recoup the difference between the incentive compensation paid and the lower amount that would have been paid based upon accurate information or restated financial results. In addition, the Company now includes a specific reference to this clawback right in its equity award agreements, including for both time-based and performance-based equity awards. Our Clawback Policy can be found attached as Exhibit 10.32 to our Annual Report on Form 10-K for the year ended December 31, 2024.
Insider Trading Policy
Under our Insider Trading Policy, each employee, officer, and director of the Company is prohibited from buying or selling our securities when he or she is aware of material non-public information about the Company, or information about other public companies which he or she learns as our employee or director. These individuals are also prohibited from providing such information to others. In addition, our Insider Trading Policy prohibits employees, officers, and directors from (i) pledging and hedging Entegris securities, (ii) engaging in short sales of Entegris securities and (iii) buying or selling any derivative securities related to Entegris securities, whether or not such individual is in possession of material non-public information. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and any applicable listing standards. Our Insider Trading Policy can be found attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

2025 Proxy Statement	53

Executive Compensation
Management Development & Compensation Committee Report
The Management Development & Compensation Committee of the Company has reviewed and discussed the Compensation Discussion & Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Management Development & Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement.
The information in this report of the Management Development & Compensation Committee shall not be deemed to be “soliciting material” “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act and is not incorporated by reference into any filings of the Company with the SEC, irrespective of any general incorporation language contained in any such filing.
James F. Gentilcore, Chair
Yvette Kanouff
James P. Lederer
Management Development & Compensation Committee Interlocks and Insider Participation
The current members of the Management Development & Compensation Committee of the Board are James F. Gentilcore, Chair, Yvette Kanouff and James P. Lederer. No member of the Management Development & Compensation Committee was at any time during fiscal year 2024 an officer or employee of either the Company or of any subsidiary thereof, or was at any time formerly an officer of the Company, nor has any member of such committee had any relationship with Entegris requiring disclosure under Item 404 of Regulation S-K.
During fiscal year 2024, no executive officer of the Company served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Management Development & Compensation Committee of the Company.

54

Executive Compensation
Executive Compensation Tables
2024 Summary Compensation Table
The following table summarizes the reportable compensation of the named executive officers for the fiscal years ended December 31, 2024, 2023 and 2022, in accordance with Item 402(c) of Regulation S-K.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Bertrand Loy President, Chief Executive Officer and Chair of the Board of Directors	2024	1,021,923	—		10,816,303	4,080,607	1,317,988	131,902	17,368,723
	2023	1,000,000	—		8,027,272	3,105,097	1,149,200	124,121	13,405,690
	2022	1,000,000	—		6,847,314	2,625,240	1,448,750	149,843	12,071,147
Linda LaGorga(1) Senior Vice President and Chief Financial Officer	2024	564,615	—		1,856,318	700,418	364,686	54,005	3,540,042
	2023	317,308	—		2,483,722	899,942	215,393	231,081	4,147,446
Susan Rice Senior Vice President, Global Human Resources	2024	493,269	—		1,484,904	560,433	319,900	46,320	2,904,826
	2023	468,750	—		1,163,190	450,203	293,930	48,617	2,424,690
	2022	441,250	—		860,581	330,198	417,240	50,530	2,099,799
Daniel Woodland Senior Vice President and President, Materials Solutions	2024	544,615	—		1,299,197	490,317	427,350	54,336	2,815,815
	2023	530,000	500,000	(2)	930,423	360,270	332,787	51,170	2,704,650
	2022	264,192	—		2,399,933	—	210,867	26,996	2,901,988
Joseph Colella Senior Vice President, General Counsel, Chief Compliance Officer and Secretary	2024	504,615	—		1,392,050	525,251	326,298	46,063	2,794,277
	2023	471,250	—		1,124,379	435,169	259,896	38,232	2,328,926
	2022	387,500	—		938,820	360,105	288,591	35,195	2,010,211
(1)Ms. LaGorga joined the Company on May 15, 2023.
(2)Represents the second portion of a retention bonus paid to Mr. Woodland. This bonus was paid pursuant the cash retention program established by CMC Materials in connection with Entegris’ acquisition of CMC Materials. The terms of this retention award provided that 50% of the award would vest on the closing date of that acquisition and the remaining 50% would vest on the six-month anniversary of the closing date, subject to Mr. Woodland’s continued employment in good standing through each such date.
(3)Amounts reflect: (i) the grant date fair value for awards of RSUs made pursuant to the Company’s long-term incentive program in 2024, 2023 and 2022, determined in accordance with FASB ASC Topic 718 (for a discussion of the assumptions underlying these valuations, please see Note 17 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which accompanies this Proxy Statement); and (ii) the grant date fair value for PSUs awarded in 2024, 2023 and 2022, determined in accordance with FASB ASC Topic 718. Assuming the highest level of performance is achieved under the PSUs granted in 2024, the maximum grant date values of the PSUs, based on the closing price on the Nasdaq Stock Market of the Company’s common stock on the last trading day of 2024 ($99.06) at the maximum calculated payout, is: (a) in the case of Mr. Loy – $5,677,327; (b) in the case of Ms. LaGorga – $974,552 ; (c) in the case of Ms. Rice – $779,602; (d) in the case of Mr. Woodland – $682,127; and (e) in the case of Mr. Colella – $730,865. For additional information with respect to awards made in fiscal year 2024, see the 2024 Grants of Plan-Based Awards and Outstanding Equity Awards at 2024 Fiscal Year End tables herein.
(4)Amounts consist of the grant date fair value, computed in accordance with FASB ASC Topic 718, with respect to stock option awards granted in 2024, 2023 and 2022. For a discussion of the assumptions underlying these valuations, please see Note 17 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which accompanies this Proxy Statement.
(5)Reflects the amounts payable under the Entegris Incentive Plan with respect to the Company’s performance during the indicated fiscal year and were paid in the succeeding year.
(6)For 2024, amounts in this column consist of the following items, as discussed in the table below:

Name	Relocation(a)	401(k) Contributions(b)	SERP Contributions(c)	Life Insurance(d)	Individual Disability Insurance(e)
Bertrand Loy	0	20,700	109,567	192	1,443
Linda LaGorga	7,012	20,700	26,101	192	—
Susan Rice	0	17,750	26,532	192	1,846
Daniel Woodland	0	22,200	31,944	192	—
Joseph Colella	0	20,700	25,171	192	—
(a)Represents relocation benefits paid to Ms. LaGorga in connection with her joining the Company on May 15, 2023. This amount includes a tax gross up of $3,283, as provided by our relocation policy.
(b)Represents employer matching contributions under the Entegris, Inc. 401(k) Savings and Profit Sharing Plan (2017 Restatement).
(c)Represents employer supplemental contributions to the Entegris, Inc. Supplemental Executive Retirement Plan.
(d)Represents the dollar value of group term life insurance premiums paid by the Company.
(e)Represents the dollar value of executive short-term disability premiums paid by the Company.

2025 Proxy Statement	55

Executive Compensation
2024 Grants of Plan-Based Awards
During the fiscal year ended December 31, 2024, the following plan-based awards were granted to the named executive officers:

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)(5)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)(5)	All Other Option Awards: Number of Securities Underlying Options (#)(4)(5)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bertrand Loy	Entegris	—	—	—	1,442,000	2,884,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2024	1/30/2024	—	—	—	—	—	—	38,208	—	—	5,372,809
	Stock Units
	Performance	4/1/2024	1/30/2024	—	—	—	14,328	28,656	57,312	—	—	—	5,443,494
	Share Units
	Stock Options	4/1/2024	1/30/2024	—	—	—	—	—	—	—	65,880	140.62	4,080,607
Linda LaGorga	Entegris	—	—	—	399,000	798,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2024	1/30/2024	—	—	—	—	—	—	6,556	—	—	921,905
	Stock Units
	Performance	4/1/2024	1/30/2024	—	—	—	2,460	4,919	9,838	—	—	—	934,413
	Share Units
	Stock Options	4/1/2024	1/30/2024	—	—	—	—	—	—	—	11,308	140.62	700,418
Susan Rice	Entegris	—	—	—	350,000	700,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2024	1/30/2024	—	—	—	—	—	—	5,244	—	—	737,411
	Stock Units
	Performance	4/1/2024	1/30/2024	—	—	—	1,968	3,935	7,870	—	—	—	747,493
	Share Units
	Stock Options	4/1/2024	1/30/2024	—	—	—	—	—	—	—	9,048	140.62	560,433
Daniel Woodland	Entegris	—	—	—	385,000	770,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2024	1/30/2024	—	—	—	—	—	—	4,588	—	—	645,165
	Stock Units
	Performance	4/1/2024	1/30/2024	—	—	—	1,722	3,443	6,886	—	—	—	654,032
	Share Units
	Stock Options	4/1/2024	1/30/2024	—	—	—	—	—	—	—	7,916	140.62	490,317
Joseph Colella	Entegris	—	—	—	357,000	714,000	—	—	—	—	—	—	—
	Incentive Plan
	Restricted	4/1/2024	1/30/2024	—	—	—	—	—	—	4,916	—	—	691,288
	Stock Units
	Performance	4/1/2024	1/30/2024	—	—	—	1,845	3,689	7,378	—	—	—	700,762
	Share Units
	Stock Options	4/1/2024	1/30/2024	—	—	—	—	—	—	—	8,480	140.62	525,251
(1)Awards under the Entegris Incentive Plan. See “– Compensation Discussion & Analysis – Short-Term Incentive Compensation” above.
(2)These stock awards are PSUs that provide the opportunity to earn shares of the Company’s common stock based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over the three-year period following the start of the calendar year of the grant date of the award. See “– Compensation Discussion & Analysis – Long-Term Incentive Compensation” above. The indicated grant date fair value of these stock awards at target is calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. PSUs include dividend equivalent rights under which amounts equivalent to any ordinary cash dividends declared by the Company during the vesting period will accrue and will become payable under the same vesting conditions and settlement terms as the underlying shares.
(3)These stock awards are grants of RSUs. The RSUs granted on April 1, 2024 vest ratably over four years on April 5th of 2025, 2026, 2027 and 2028, subject to continued employment or service. The indicated grant date fair value of these stock awards is calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. RSUs include dividend equivalent rights under which amounts equivalent to any ordinary cash dividends declared by the Company during the vesting period will accrue and will become payable under the same vesting conditions and settlement terms as the underlying shares.
(4)The indicated awards are stock option grants with an exercise price equal to the closing price on the Nasdaq Stock Market of the Company’s stock on the indicated date of grant. The stock option awards granted on April 1, 2024 vest ratably over four years on April 5th of 2024, 2025, 2026 and 2027, subject to continued employment or service. The indicated grant date fair value of these stock awards is calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures.
(5)The number of shares granted was determined based on the closing price of the Company’s common stock on the Nasdaq Stock Market ($121.96) on January 30, 2024, the date the award was approved. The Committee determined that, for 2024, it would calculate the number of shares based on the Company’s common stock price on the January approval date rather than the grant date (the Committee’s prior practice) due to the Committee’s decision to move the grant date for annual equity awards to April.

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Outstanding Equity Awards at 2024 Fiscal Year End
The following table lists the number of securities underlying stock option, RSU and PSU awards outstanding as of December 31, 2024; there were no other awards designated in units or other rights outstanding as of the end of the fiscal year:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3) ($)
Bertrand Loy	57,570	0	—	33.33	2/19/2026	—	—	—	—
	65,250	0	—	55.72	2/18/2027	—	—	—	—
	53,529	17,843	—	98.11	2/18/2028	—	—	—	—
	30,196	30,196	—	128.44	2/19/2029	—	—	—	—
	22,926	68,778	—	80.71	2/19/2030	—	—	—	—
	0	65,880	—	140.62	4/1/2031	—	—	—	—
	—	—	—	—	—	—	—	20,437	2,049,014
						—	—	38,471	3,841,714
	—	—	—	—	—	—	—	28,656	2,847,260
	—	—	—	—	—	7,440	747,720	—	—
	—	—	—	—	—	13,624	1,365,942	—	—
	—	—	—	—	—	38,469	3,841,514	—	—
	—	—	—	—	—	38,208	3,796,347	—	—
Linda LaGorga	5,719	17,157	—	91.63	5/15/2030	—	—	—	—
	0	11,308	—	140.62	4/1/2031	—	—	9,822	978,861
	—	—	—	—	—	—	—	4,919	488,752
	—	—	—	—	—	9,822	978,861
	—	—	—	—	—	6,556	651,404	—	—
Susan Rice	8,858	0	—	33.33	2/19/2026	—	—	—	—
	12,960	0	—	55.72	2/19/2027	—	—	—	—
	5,874	1,958	—	98.11	2/19/2028	—	—	—	—
	3,798	3,798	—	128.44	2/19/2029	—	—	—	—
	3,324	9,972	—	80.71	2/19/2030	—	—	—	—
	0	9,048	—	140.62	4/1/2031	—	—	—	—
	—	—	—	—	—	—	—	2,569	257,568
	—	—	—	—	—	—	—	5,575	556,720
	—	—	—	—	—	—	—	3,935	390,982
	—	—	—	—	—	815	81,908	—	—
	—	—	—	—	—	1,712	171,645	—	—
	—	—	—	—	—	5,574	556,620	—	—
	—	—	—	—	—	5,244	521,044	—	—

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Executive Compensation

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested(2) (#)	Market Value of Shares of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3) ($)
Daniel Woodland	5,151	0	—	55.88	12/6/2028	—	—	—	—
	12,656	0	—	70.03	12/5/2029	—	—	—	—
	12,667	0	—	79.97	12/3/2030	—	—	—	—
	10,564	0	—	77.55	12/6/2031	—	—	—	—
	2,660	7,980	—	80.71	2/19/2030	—	—	—	—
	0	7,916	—	140.62	4/1/2031	—	—	—	—
	—	—	—	—	—	—	—	4,460	445,376
	—	—	—	—	—	—	—	3,443	342,096
	—	—	—	—	—	13,012	1,301,981	—	—
	—	—	—	—	—	4,458	445,176	—	—
	—	—	—	—	—	4,588	455,864	—	—
Joseph Colella	5,874	1,958	—	98.11	2/18/2028	—	—	—	—
	4,142	4,142	—	128.44	2/19/2029	—	—	—	—
	3,213	9,639	—	80.71	2/19/2030	—	—	—	—
	0	8,480	—	140.62	4/1/2031	—	—	—	—
	—	—	—	—	—	—	—	2,802	280,929
	—	—	—	—	—	—	—	5,389	538,146
	—	—	—	—	—	—	—	3,689	376,539
	—	—	—	—	—	815	81,908	—	—
	—	—	—	—	—	1,868	187,286	—	—
	—	—	—	—	—	5,388	538,046	—	—
	—	—	—	—	—	4,916	488,454	—	—
(1)Reflects stock options granted in 2021, 2022, 2023 and 2024. These options will be eligible to vest and become exercisable in equal annual installments over four years following the grant date.
(2)Reflects RSUs granted in 2021, 2022, 2023 and 2024. The RSU awards will be eligible to vest in equal annual installments over four years following the grant date.
(3)The market value is calculated using the closing price on the Nasdaq Stock Market of the Company’s common stock on the last trading day of 2024 ($99.06). The indicated value includes any dividend accrued through December 31, 2024 with respect to the unvested shares and includes aggregate dividend equivalents payable in cash upon vesting of the underlying awards for PSUs and RSUs in the amount of: (a) in the case of Mr. Loy – $133,198; (b) in the case of Ms. LaGorga – $15,229; (c) in the case of Ms. Rice – $17,984; (d) in the case of Mr. Woodland – $22,556; and (e) in the case of Mr. Colella – $17,981.
(4)The PSUs provide the opportunity to earn shares of the Company’s common stock on a scale of from 0% to 200% of the number of units originally granted, plus any accrued dividends, based on the Company’s TSR as compared with the TSR achieved by the companies that comprise the Philadelphia Semiconductor Index over a three-year performance period and are fully vested three years following the grant date. The shares indicated are based on the Company achieving target performance goals. See “– Compensation Discussion & Analysis – Long-Term Incentive Compensation” above.

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Executive Compensation
2024 Option Exercises and Stock Vested
The following table provides information regarding stock options exercised by, and the number of shares of stock vested with respect to, the named executive officers during the fiscal year ended December 31, 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)
Bertrand Loy	27,044	2,962,202	55,326	7,624,850
Linda LaGorga	0	0	3,274	439,895
Susan Rice	17,518	1,815,565	6,925	954,277
Daniel Woodland	30,000	2,686,509	13,512	1,576,276
Joseph Colella	0	0	7,963	1,095,548
(1)Value realized upon exercise of option awards is based on the difference between the exercise price and the closing price on the Nasdaq Stock Market of the Company’s stock on the date of exercise (or sale price if the shares were sold on the date of exercise).
(2)Represents RSUs and PSUs that vested during the fiscal year.
(3)Value realized on vesting of stock awards is based on the closing value of the Company’s common stock on the date of vesting plus the dollar value of dividend equivalents payable upon vesting of the underlying award.
Nonqualified Deferred Compensation
Pursuant to the SERP, certain executives, including the named executive officers, may defer eligible compensation in excess of the maximum amount allowed under the terms of the Company’s 401(k) Plan. Deferral elections are made by eligible executives each year for amounts to be contributed. Compensation that may be deferred into the SERP includes employee and employer contributions that are in excess of the maximum amount allowed under the terms of the 401(k) Plan. Prior to the 2024 calendar year, the SERP required all benefits be paid in lump sum upon separation from service. Pre-2024 balances remain subject to these distribution rules. Starting in 2024, participants may elect to receive in-service distributions after 5 years or more following the year of deferral as a lump sum payment or in two to ten annual installments. In-service distributions are only allowed on the employee, but not employer, contribution to the SERP. Payment of distributions to the participant under the SERP are made upon the retirement, death, disability or other termination of employment with the Company. Distributions upon separation from service shall generally be paid in a lump sum or two to 10 annual installments starting six months following the date of such termination. Participants are 100% vested with respect to employee and employer contributions. Participant accounts under the SERP are credited with an investment return equivalent to that provided by the investment vehicles elected by the participant, which may be allocated among the same investment funds as are offered with respect to the 401(k) Plan accounts.
2024 Nonqualified Deferred Compensation Table
The following table lists the deferred contributions by the named executive officers, by the Company for the benefit of the named executive officers and the aggregate earnings, withdrawals and account balances for the named executive officers during the fiscal year ended December 31, 2024 under the SERP:

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Bertrand Loy	68,762	109,567	657,231	—	4,407,906
Linda LaGorga	—	26,101	—	—	26,101
Susan Rice	457,467	26,532	140,979	—	1,125,853
Daniel Woodland	—	31,944	57,874	—	321,322
Joseph Colella	9,700	25,171	8,225	—	99,201

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Executive Compensation
(1)The employer contribution reflected in this column is established based on the participant’s saving plan eligible compensation that was in excess of the limit under Section 401(a)(17) of the Code. The amounts listed for each of the named executive officers in this column are detailed with respect to each named executive officer in footnote 8 to the Summary Compensation Table above in clause (c) of that footnote.
(2)The amounts listed for each of the named executive officers in this column are determined by the size of the non-qualified retirement plan account of the respective named executive officers and by their respective investment elections under the SERP from among the same investment funds that are offered under the Company’s 401(k) Plan.
(3)The amounts in this column represent the fully vested balance as of December 31, 2024 and include amounts deferred in previous years. These amounts include employer contributions reported in the Summary Compensation Table for years 2022 and 2023, respectively, as follows: Mr. Loy, $130,750 and $105,938; Ms. Rice, $30,053 and $29,050; Mr. Woodland, $21,786 and $21,200; and Mr. Colella, $17,545 and $21,492.
Employment Agreements
In connection with his promotion to Chief Executive Officer in 2012, the Company entered into an Executive Employment Agreement with Mr. Loy employing him as President and Chief Executive Officer (the “CEO Agreement”). As of December 31, 2024, under the CEO Agreement, Mr. Loy receives a base salary of $1,030,000 per year and variable compensation pursuant to the EIP at a target performance equal to 140% of base salary. Mr. Loy is eligible to participate in the Company’s long-term incentive compensation program and to receive equity awards from time to time as determined by the Board. The CEO Agreement is subject to annual automatic renewal unless the Board sends notice of non-renewal sixty (60) days prior to expiration of the renewal term. In addition, the Company has entered into an Executive Change in Control Termination Agreement with each named executive officer, as described under “Potential Payments upon Termination or Change in Control” below. Please see that discussion for a detailed description of the terms of these agreements.
Potential Payments Upon Termination or Change In Control
There are currently in effect Executive Change in Control Termination Agreements with each of Mr. Loy, Ms. LaGorga, Ms. Rice, Mr. Woodland and Mr. Colella to provide them with certain severance benefits in the event of a “Change in Control” of Entegris. In general, a Change in Control shall be deemed to have occurred (1) when any person becomes the beneficial owner, directly or indirectly, of 30% or more of the Company’s then outstanding common stock, (2) if those members who constituted a majority of the Board cease to be so or (3) if an agreement for the merger or other acquisition of the Company is consummated. If during the two-year period following a Change in Control the executive’s employment is terminated by the Company without cause (as defined in the agreement – generally gross dereliction of duty, fraud, embezzlement or theft, material breach of fiduciary duty or certain non-competition, non-solicitation and confidentiality obligations, or conviction of a felony or crime involving moral turpitude) or if the executive terminates employment for “good reason” (as defined in the agreement – generally certain adverse changes to the terms or conditions of the executive’s employment), a so-called “double trigger,” then the executive will become immediately entitled to:
(i)payment of all unpaid compensation and expenses earned or incurred prior to the date of termination;
(ii)a lump-sum severance payment equal to the sum of two times (or, in the case of Mr. Loy, three times) the executive’s base salary plus two times (or, in the case of Mr. Loy, three times) the greater of the highest annual bonus during the three years prior to termination or target bonus for the year of termination;
(iii)medical, dental and life insurance benefits for the executive and the executive’s family members for a period of two years (or, in the case of Mr. Loy, three years) following the date of termination;
(iv)immediate vesting of all unvested equity awards, and, in the case of stock options, the ability to exercise stock options for a period of up to one year following such termination (or, if earlier, until the expiration date of the options); and
(v)up to $15,000 of outplacement services.
Estimate of Change in Control Severance Benefits. The following table estimates potential payments following a change in control if our named executive officers were terminated by us without “cause” or if the named executive officer terminated “for good reason” on December 31, 2024:

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Executive Compensation

Name	Salary ($)	Cash Incentive Compensation Payment(1) ($)	Insurance and other Benefits(2) ($)	Net Value of Acceleration of Vesting of In-The Money Options(3) ($)	Aggregate Value of Acceleration of Vesting of Restricted Stock,RSUs and PSUs(4) ($)	Total ($)
Bertrand Loy	3,090,000	5,760,000	76,780	1,279,027	18,489,511	28,695,318
Linda LaGorga	1,140,000	798,000	26,648	127,477	3,097,877	5,190,002
Susan Rice	1,000,000	942,840	26,717	184,846	2,536,485	4,690,888
Daniel Woodland	1,100,000	770,000	52,075	146,433	2,990,492	5,059,000
Joseph Colella	1,020,000	714,000	26,648	178,736	2,481,306	4,420,690
(1)For Mr. Loy, the amounts are based upon the cash incentive compensation paid with respect to 2021; for Ms. LaGorga, Ms. Rice, Mr. Woodland and Mr. Colella the amount is based upon current target annual incentive.
(2)Reflects the premiums to be paid by the Company to provide the named executive officer with health and dental benefits substantially similar to those they were receiving as of December 31, 2024 (with an assumed 5% premium increase per year on medical and dental insurance), the premiums to be paid by the Company to provide the named executive officer with continuation of group term life insurance and the cost paid by the Company for the outplacement allowance referred to above.
(3)Reflects the net value of in-the-money unvested stock options based on the closing price on the Nasdaq Stock Market of the Company’s stock on the last trading day of 2024 ($99.06).
(4)Reflects the value of RSUs and PSUs, which are calculated assuming the Company achieves target performance, as of December 31, 2024, valued based on the closing price on the Nasdaq Stock Market of the Company’s stock on the last trading day of 2024 ($99.06), plus accrued dividends. The value of accrued dividends is: (a) in the case of Mr. Loy – $133,198; (b) in the case of Ms. LaGorga – $15,229; (c) in the case of Ms. Rice – $17,984; (d) in the case of Mr. Woodland – $22,556; and (e) in the case of Mr. Colella – $17,981.
The change in control agreements also include a confidentiality covenant and two-year post-termination non-competition and non-solicitation covenants by each named executive officer (or, in the case of Mr. Loy, three years).
Severance Benefits in Connection with Termination. As described above in “Executive Compensation Tables — Employment Agreements,” Mr. Loy has an agreement with the Company that provides for severance benefits in the event he is terminated by us as described below.
In the event that Mr. Loy’s employment is terminated by the Board without cause as defined in the CEO Agreement (generally, conviction of or plea of no contest to certain felonies, an ongoing failure to perform his duties, gross negligence, dishonesty, willful malfeasance or gross misconduct in connection with his employment, or willful failure to follow lawful directives established for him by the Board) or by Mr. Loy for “good reason” as defined in the CEO Agreement (generally, removal from office, material diminution of his duties, authority or compensation, material relocation, breach of the CEO Agreement by the Company, or failure to require a successor corporation to assume the CEO Agreement), or if the Company elects not to renew the CEO Agreement, then Mr. Loy is entitled to accrued but unpaid compensation; a severance benefit of salary continuation for a period of two (2) years following termination, which, assuming a termination date of December 31, 2024, would be $2,060,000; outplacement services of up to $15,000; the continuation of health and dental benefits for Mr. Loy and his immediate family for the entirety of such severance pay period, which, assuming a termination date of December 31, 2024, would have a value of $40,184, calculated in the same manner as the “Insurance and other Benefits” column in the table in “Potential Payments upon Termination or Change in Control” above; and all equity awards outstanding as of the date of termination will continue to vest in accordance with each award’s original vesting schedule and vested awards will continue to be exercisable during such severance period and for a period of 90 days thereafter, which, assuming a termination date of December 31, 2024, would have a value of $19,768,538 calculated in the same manner as the “Net Value of Acceleration of Vesting of In-The-Money Options” and “Aggregate Value of Acceleration of Vesting of Restricted Stock, RSUs and PSUs” columns in the table in “Potential Payments upon Termination or Change in Control” above. In the event that Mr. Loy’s employment is terminated by reason of death or disability, then all unvested equity awards outstanding as of the date of such termination vest, the value of which, assuming a termination date of December 31, 2024, is shown in the “Net Value of Acceleration of Vesting of In-The-Money Options” and “Aggregate Value of Acceleration of Vesting of Restricted Stock, RSUs and PSUs” columns in the table in “Potential Payments upon Termination or Change in Control” above, and Mr. Loy or his representative have a period of one year following termination to exercise vested stock options. In addition, the CEO Agreement imposes non-competition, non-solicitation and confidentiality covenants on Mr. Loy, which continue for the duration of the above-referenced severance period. As a condition to the continued receipt of benefits, Mr. Loy must, among other things, execute a release of claims against the Company, comply with his contractual obligations to the Company, cooperate with the Company in certain proceedings, not disparage the Company and return all Company property.
Treatment of Equity Awards in Connection with a Change in Control or Certain Other Terminations. With respect to PSUs, if the awards held by executives are assumed or continued in connection with a Change in Control, performance would be determined based on actual performance through the consummation of a Change in Control and the awards would continue to vest following such Change in Control based on continued service through the end of the performance period,

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Executive Compensation
except that if the executive is terminated without cause or resigns with good reason during the 24 months following the Change in Control, the award would generally vest “double-trigger” upon such termination. If PSUs are not assumed or continued in connection with a Change in Control, awards held by executives would generally vest upon the consummation of the Change in Control, with performance determined based on actual performance through the consummation of the Change in Control.
With respect to RSUs and stock options, if the awards are assumed or continued in connection with a Change in Control, the awards would generally vest “double-trigger” upon the executive’s termination without cause, or upon the executive’s resignation for good reason within 24 months after the Change in Control, and any such options would be exercisable for 24 months after termination (or, if earlier, until expiration of the option). If such RSUs and stock options held by executives are not assumed or continued in connection with a Change in Control, the awards would generally vest upon the consummation of the Change in Control. In addition, in the event of a “covered transaction” (which is generally defined as (i) a consolidation or merger in which Entegris is not the surviving corporation or which results in the acquisition of all of Entegris’ common stock by a single person or entity or group of persons acting in concert, (ii) a sale or transfer of all or substantially all of Entegris’ assets, or (iii) a dissolution or liquidation of Entegris), outstanding RSUs and stock options would vest in full upon the consummation of the covered transaction. Further, for RSUs and stock options granted prior to 2022, if an executive retires with the consent of the administrator, RSUs would generally vest upon retirement, and options would remain exercisable for four years (or, if earlier, until expiration of the option) and would continue to vest during such period.
In the event that an executive officer retires and meets the applicable retirement criteria of the equity awards granted in 2022 and after (and provided, in the case of Mr. Loy’s equity awards granted in 2024 and in subsequent years, that Mr. Loy has been continuously employed or retained by the Company or an affiliate of the Company for no less than twelve months following the grant date of an award as of the date of retirement), then, subject to continued compliance with post-termination restrictive covenants and the execution and non-revocation of a release of claims in favor of the Company, each outstanding and unvested (i) stock option will continue to vest and become exercisable in accordance with the regular time-based vesting schedule, (ii) RSU will vest as of the date of the qualifying retirement, and (iii) PSU will remain outstanding and vest at the actual level of performance at the end of the applicable performance period.
The value of acceleration of vesting for the named executive officers in the foregoing scenarios would generally be the same as the amounts set forth in the “Net Value of Acceleration of Vesting of In-The-Money Options” and “Aggregate Value of Acceleration of Vesting of Restricted Stock, RSUs and PSUs” columns in the table in “Potential Payments upon Termination or Change in Control” above, assuming the occurrence of a Change in Control and termination of employment on December 31, 2024 or the death, permanent disability or retirement of the executive on that date (with shares valued based on the closing price on the Nasdaq Stock Market of the Company’s stock on the last trading day of 2024 ($99.06).
CEO Pay Ratio
For purposes of calculating the CEO pay required by Item 402(u) of Regulation S-K, we must determine the identity of our median employee and, in some cases, we are permitted to calculate our pay ratio for subsequent years using the same median employee. We most recently selected our median employee as of December 31, 2022. We believe that, since that date, there has been no significant change to the Company’s employee population or compensation arrangements, and the circumstances of the median employee as of that date have not changed in any material respect. Accordingly, there have been no changes that the Company reasonably believes would significantly affect our pay ratio disclosure. As a result, we are using the same median employee for the calculation of the 2024 CEO pay ratio as we did for the 2023 and 2022 CEO pay ratio. In 2022, to determine the pay ratio required by Item 402(u) of Regulation S-K, the Company first identified the median employee using our global employee population as of December 31, 2022, which included all global full-time, part-time, temporary, and seasonal employees that were employed on that date. The Company used “gross wages paid” as the consistently applied compensation measure across its global employee population, measured from January 1 through December 31, 2022, to calculate the median employee compensation. The Company annualized the compensation for any full-time and part-time employees that it hired in 2022 and that were employed on December 31, 2022. The Company determined this median employee’s annual total compensation for 2024 using the Summary Compensation Table methodology as detailed in Item 402(c)(2)(x) of Regulation S-K, and compared it to the total compensation of our CEO, as detailed in the Summary Compensation Table for 2024, to arrive at the pay ratio disclosed below. The Company’s median employee’s 2024 annual total compensation was approximately $71,659, and the Company’s CEO’s 2024 annual total compensation was $17,368,723. As a result, pursuant to Item 402(u) of Regulation S-K, the Company’s 2024 CEO to median employee pay ratio is approximately 242:1.

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Executive Compensation
Pay Versus Performance
The following table reports the compensation of our Principal Executive Officer (“PEO”) and the average compensation of the other Named Executive Officers (“non-PEO NEOs”) as reported in the Summary Compensation Table for the past four fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

Year[1]	Summary Compensation Table Total for PEO[2] ($)	Compensation Actually Paid to PEO[3] ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[2] ($)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers[4] ($)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ in Millions)	Adjusted EBITDA as a Percentage of Net Sales[6]
					Total Shareholder Return ($)	Peer Group Total Shareholder Return[5] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	17,368,723	5,755,074	3,013,740	1,329,320	201.58	287.31	292.8	28.7%
2023	13,405,690	32,727,950	2,925,224	4,304,294	243.04	238.72	180.7	26.7%
2022	12,071,147	(14,955,812)	4,032,331	(1,180,462)	132.44	142.94	208.9	29.7%
2021	10,498,881	28,998,082	2,531,346	6,304,090	278.79	219.50	409.1	30.4%
2020	10,185,801	30,833,487	2,032,973	6,664,122	192.83	153.66	—	29.2%
(1)The PEO and non-PEO NEOs for the applicable years were as follows:
2024: Mr. Loy served as our PEO; Ms. LaGorga, Ms. Rice, Mr. Woodland and Mr. Colella served as our non-PEO NEOs.
2023: Mr. Loy served as our PEO; Ms. LaGorga, Mr. Woodland, Ms. Rice, Mr. Colella, Mr. Graves and Mr. Tison served as our non-PEO NEOs.
2022: Mr. Loy served as our PEO; Mr. Graves, Mr. Edlund, Ms. Rice, Mr. Colella and Mr. Woodland served as our non-PEO NEOs.
2021: Mr. Loy served as our PEO; Mr. Graves, Mr. Edlund, Ms. Rice and Mr. Haris served as our non-PEO NEOs.
2020: Mr. Loy served as our PEO; Mr. Graves, Mr. Edlund, Ms. Rice and Mr. Haris served as our non-PEO NEOs.
(2)The Summary Compensation Table totals reflected are as reported for the PEO and the average of the non-PEO NEOs for each of the years shown.
(3)PEO - Compensation Actually Paid
The amounts in the following table represent each of the amounts deducted and added to the equity award values for the PEO for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in column (c) of the Pay Versus Performance table:

Year	Summary Compensation Table Total for PEO ($)	Value of Summary Compensation Table Stock Awards and Option Awards ($)	Year-End Fair Value of Equity Awards Granted During Applicable Year that Remain Unvested as of Year-End ($)	Change in Fair Value as of Year-End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested Applicable Year ($)	Compensation Actually Paid ($)
2024	17,368,723	(14,896,910)	8,352,366	(7,041,893)	1,972,788	5,755,074
2023	13,405,690	(11,132,369)	18,504,501	8,861,419	3,088,709	32,727,950
2022	12,071,147	(9,472,554)	3,338,027	(19,164,110)	(1,728,323)	(14,955,812)
2021	10,498,881	(7,513,579)	12,131,903	12,448,578	1,432,299	28,998,082
2020	10,185,801	(7,615,713)	14,455,226	(2,147,538)	15,955,710	30,833,487
(4)Average non-PEO NEO Compensation Actually Paid
The amounts in the following table represent each of the amounts deducted and added to the equity award values for the non-PEO NEOs for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in column (e) of the Pay Versus Performance table:

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Value of Summary Compensation Table Stock Awards and Option Awards ($)	Average Year-End Fair Value of Equity Awards Granted During Applicable Year that Remain Unvested as of Year-End ($)	Average Change in Fair Value as of Year-End of Any Prior Year Awards that Remain Unvested as of Year-End ($)	Average Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2024	3,013,740	(2,077,222)	1,164,597	(924,955)	153,160	1,329,320
2023	2,925,224	(2,073,091)	2,621,341	737,908	92,912	4,304,294
2022	4,032,331	(3,178,153)	901,518	(2,611,814)	(324,344)	(1,180,462)
2021	2,531,346	(1,428,038)	2,305,895	2,487,675	407,212	6,304,090
2020	2,032,973	(1,023,726)	2,305,459	(858,487)	4,207,903	6,664,122

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Executive Compensation
(5)The peer group for each listed fiscal year consists of the companies listed in the Philadelphia Semiconductor Index TSR effective as of December 31, 2024.
(6)The Company has identified Adjusted EBITDA as a percentage of net sales as our company-selected measure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the non-PEO NEOs in 2024 to the Company’s performance. See Appendix A for more information on the Company’s use of non-GAAP metrics, including GAAP to non-GAAP reconciliations.
Relationship Between Pay and Performance
Compensation Actually Paid versus Company Performance. The graphs below illustrate the relationship between compensation actually paid and Entegris’ financial performance.
COMPENSATION ACTUALLY PAID VS. TSR (COMPANY TSR & PEER GROUP TSR)

PEO CAP	NEO Avg CAP
Entegris Cumulative TSR	Peer Group Cumulative TSR
COMPENSATION ACTUALLY PAID VS. NET INCOME

PEO CAP	NEO Avg CAP	Net Income

64

Executive Compensation
COMPENSATION ACTUALLY PAID VS. ADJUSTED EBITDA AS A PERCENTAGE OF NET SALES

PEO CAP	NEO Avg CAP	Adjusted EBITDA as a percentage of net sales
Entegris and Philadelphia Semiconductor Index TSR
The following graphic compares the cumulative total stockholder return (“TSR”) on our common stock from December 31, 2019 through December 31, 2024 with the cumulative total return of the Philadelphia Semiconductor Index, assuming $100 was invested at the close of trading December 31, 2019 in our common stock and the Philadelphia Semiconductor Index and that all dividends are reinvested.

Entegris, Inc.	Philadelphia Semiconductor Index
Tabular List of Financial Performance Measures
Entegris considers the following to be the most important financial performance measures it uses to link actual compensation paid to its NEOs, for 2024, to Company performance.
•Relative TSR
•Revenue Growth in excess of our markets
•Adjusted EBITDA as a Percentage of Net Sales
•Inventory Velocity Improvement
•On-time Shipment Performance

2025 Proxy Statement	65

Audit Matters

PROPOSAL 3 Ratification of Selection of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The Board recommends that the stockholders vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, has reported on the Company’s consolidated financial statements for the years ended December 31, 2024, 2023 and 2022 and for previous fiscal years. The Audit & Finance Committee selected KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Representatives of KPMG are expected to be able to make a statement at the Annual Meeting if they wish to do so and to respond to appropriate stockholder questions. The engagement agreement entered into with KPMG for fiscal year 2025 is subject to mediation and arbitration procedures as the sole method for resolving disputes.
Ratification of the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company. The Sarbanes-Oxley Act of 2002 requires the Audit & Finance Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the stockholders for ratification as a matter of good corporate governance. If the selection of KPMG is not ratified by a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting, the Audit & Finance Committee will reconsider whether to retain KPMG, and may retain that firm or another firm without re-submitting the matter to the Company’s stockholders. Even if stockholders vote in favor of ratification of the appointment, the Audit & Finance Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
Representatives of KPMG regularly attend meetings of the Audit & Finance Committee. The Audit & Finance Committee pre-approves and reviews audit and non-audit services performed by KPMG as well as the fees charged by KPMG for such services. In its pre-approval and review of non-audit service fees, the Audit & Finance Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. To avoid potential conflicts of interest in maintaining auditor independence, publicly traded companies are prohibited from obtaining certain non-audit services from its independent registered public accounting firm. In 2024, 2023 and 2022, we did not obtain any of these prohibited services from KPMG. Entegris uses other accounting firms for these types of non-audit services. For additional information concerning the Audit & Finance Committee and its activities with KPMG, see “Corporate Governance” and “Report of the Audit & Finance Committee” herein.
Annual Evaluation and Selection of Independent Registered Public Accounting Firm
The Audit and Finance Committee annually evaluates the performance of the Company’s independent registered public accounting firm and determines whether to recommend re-engagement of the current independent registered public accounting firm or consider other audit firms. In connection with its selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, the Audit and Finance Committee considered several factors, including, but not limited to, the following:
•KPMG’s independence, objectivity, and professional skepticism;
•overall quality of the audit and efficiency of services provided;
•KPMG’s depth, technical expertise and regional capabilities;
•KPMG’s knowledge of the Company’s global operations and industry, accounting policies and practices, and internal control over financial reporting;
•sufficiency of resources dedicated to the audit;
•quality and effectiveness of communication with the Audit and Finance Committee and management; and

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Audit Matters
•the appropriateness of KPMG’s fees, taking into account the size and complexity of the Company and the resources necessary to perform the audit.
Additionally, the Audit and Finance Committee considers the benefits of longer auditor tenure and the controls and processes that ensure continued auditor independence. The Audit and Finance Committee believes the benefits of longer tenure include:
•enhanced audit quality associated with deep institutional knowledge;
•competitive fees that can be achieved due to the independent auditors’ familiarity with the Company, including our operations, accounting policies and practices and internal control over financial reporting; and
•the avoidance of incremental time and costs that would be incurred in the engagement of new independent auditors.
The Audit and Finance Committee also considers the following controls and processes that ensure the continued independence of KPMG:
•oversight by the Audit and Finance Committee, including regular executive sessions;
•limits on non-audit services, including pre-approval for all audit and permissible non-audit services;
•KPMG’s internal independence process, including periodic internal reviews and partner rotations, where it rotates its lead audit engagement partner every five years;
•when there is a partner rotation, the Audit and Finance Committee interviews proposed candidates and selects the lead audit engagement partner; and
•a robust regulatory framework, including periodic PCAOB inspections, peer reviews, and PCAOB and SEC oversight.
Based on this evaluation, the Audit and Finance Committee believes that engaging KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is in the best interests of the Company and its stockholders.
Audit Fees
Aggregate fees for professional services rendered for the Company by KPMG for the fiscal years ended December 31, 2024 and 2023 were:

Service	2024	2023
Audit Fees	$4,800,000	$5,175,000
Audit-Related Fees	$85,000	$36,000
Tax Fees	$837,000	$824,000
All Other Fees	$—	$25,000
Total	$5,722,000	$6,060,000
Audit fees for the years ended December 31, 2024 and 2023 consisted of fees for the integrated audit of annual financial statements and internal control over financial reporting, reviews of quarterly financial statements, statutory audits, audit procedures associated with acquisitions and divestitures, and other services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings with the SEC.
The fees for Audit-Related services for the year ended December 31, 2024 were for monthly Taiwan capital audits and consents related to the Employee Stock Purchase Plan, and for the year ended December 31, 2023 were for monthly Taiwan capital audits.
The fees for Tax services for the years ended December 31, 2024 and 2023 were for services related to tax compliance, tax planning and tax advice for the Company.
There were no fees for All Other services for the year ended December 31, 2024 and for the year ended December 31, 2023, such fees consisted of human resources consultation services.

2025 Proxy Statement	67

Audit Matters
The charter of the Audit & Finance Committee requires the pre-approval of all non-audit services before any such non-audit services are performed for the Company. The charter of the Audit & Finance Committee is posted on the Company’s web site http://www.Entegris.com under “About Us – Investors – Corporate Governance”. The Audit & Finance Committee adopted pre-approval policies and procedures with respect to audit and permissible non-audit services (“Services”). Under this policy, Services must receive either a general pre-approval or a specific pre-approval by the Audit & Finance Committee. The grant of a general pre-approval of Services is limited to identified Services that have been determined not to impair the independence of the independent registered public accounting firm and must include a maximum fee level for the Services approved. A request for specific pre-approval must include detailed information concerning the scope of the Services and the fees to be charged. The policy also provides for a special delegation of pre-approval authority to the Chair of the Audit & Finance Committee where the commencement of Services is required prior to the next scheduled meeting of the Audit & Finance Committee and it is impractical to schedule a special meeting; any such pre-approval by the Chair is subject to review by the full Audit & Finance Committee. All of the fees listed as paid for 2024 and 2023 in the table above received pre-approval by the Company’s Audit & Finance Committee.
Report of the Audit & Finance Committee
As of February 4, 2025, the Audit & Finance Committee is composed of three members and acts under a written charter adopted by the Board of Directors. The members of the Audit & Finance Committee meet the standards of independence applicable to members of audit committees that are set forth in the Audit & Finance Committee Charter, the Nasdaq Stock Market, Inc. Marketplace Rules and Rule 10A-3 under the Exchange Act.
The Audit & Finance Committee reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 and discussed these audited consolidated financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. Management represented to the Audit & Finance Committee that the Company’s consolidated financial statements had been prepared in accordance with accounting principles generally accepted in the United States. The Audit & Finance Committee selected KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, which selection was ratified by the stockholders at the 2024 Annual Meeting of Stockholders. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report on those financial statements. More specifically, the Audit & Finance Committee reviews, evaluates, and discusses with the Company’s management and with the independent registered public accounting firm, the following matters:
•the plan for, and report of the independent registered public accounting firm on, each audit of the Company’s consolidated financial statements;
•the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders;
•changes in the Company’s accounting practices, principles, controls or methodologies;
•significant developments or changes in accounting rules applicable to the Company; and
•the adequacy of the Company’s internal controls and accounting, financial and auditing personnel and the areas of risk that could impact the Company’s business.
The Audit & Finance Committee also reviewed and discussed with KPMG LLP the Company’s audited consolidated financial statements for 2024 and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. These rules require the Company’s independent registered public accounting firm to discuss with the Company’s Audit & Finance Committee, among other things, the following:
•methods to account for significant unusual transactions;
•the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
•any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

68

Audit Matters
KPMG LLP also provided the Audit & Finance Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit & Finance Committee concerning independence. The PCAOB requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit & Finance Committee discussed with KPMG LLP the matters disclosed in this communication and that firm’s independence from Entegris. The Audit & Finance Committee also considered whether the provision of the audit-related and tax services to Entegris by KPMG LLP, which are referred to under PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 above, is compatible with maintaining such auditors’ independence and concluded that KPMG LLP met the specified independence standards.
Based on its discussions with management and KPMG LLP, and its review of the representations and information provided by management and KPMG LLP, the Audit & Finance Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
In performing all of these functions, the Audit & Finance Committee acted only in an oversight capacity. The members of the Audit & Finance Committee necessarily relied on the information, opinions, reports and statements presented to them by Entegris management, which has the primary responsibility for the Company’s consolidated financial statements and reports. The members of the Audit & Finance Committee also relied on the work and assurances of KPMG LLP, who in their report express an opinion on the Company’s consolidated financial statements. Accordingly, while the Audit & Finance Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as described above, the foregoing oversight procedures do not assure that management has maintained adequate financial reporting processes and controls, that the consolidated financial statements are accurate, or that the audit would detect all inaccuracies or flaws in the Company’s consolidated financial statements. The information in this report of the Audit & Finance Committee shall not be deemed to be “soliciting material” “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act and is not incorporated by reference into any filings of the Company with the SEC, irrespective of any general incorporation language contained in any such filing.
AUDIT & FINANCE COMMITTEE
David Reeder, Chair
Yvette Kanouff
Mary Puma
February 4, 2025

2025 Proxy Statement	69

Stockholder Proposal Regarding Simple Majority Voting
The Company has been advised that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who holds 50 shares of the Company’s common stock and has held such shares for at least three years, intends to submit the following proposal at the Annual Meeting. The proposal and supporting statement submitted by the stockholder proponent, which the Board of the Directors and the Company take no responsibility regarding and make no endorsement of, have been reproduced verbatim from the proponent’s submission to the Company as set forth below. The “FOR” graphic below, which was submitted by the stockholder proponent as part of his proposal, is not the recommendation of the Board of Directors. After consideration, the Board of Directors has determined not to make a voting recommendation with respect to this proposal.

PROPOSAL 4 Stockholder Proposal: Simple Majority Voting

The Board does not make a recommendation with respect to this stockholder proposal.

Proposal 4 – Simple Majority Vote
Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.
Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. The supermajority voting requirements of Entegris have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.
This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy and Macy's. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. This proposal topic also received overwhelming 98%-support at the 2023 annual meetings of American Airlines (AAL) and The Carlyle Group (CG).
This proposal topic, as a shareholder proposal, also received 98% support each in 2024 at Domino’s Pizza, FMC Corporation, ConocoPhillips, Masco Corporation and Power Integrations.
The overwhelming shareholder support for this proposal topic at hundreds of major companies raises the question of why Entegris has not initiated this proposal topic on its own. It also raises the question that Entegris may be overlooking other areas of corporate governess improvement that could easily be adopted to increase shareholder value at virtually no cost.
Please vote yes:
Support Simple Majority Vote – Proposal 4

70

Stockholder Proposal Regarding Simple Majority Voting
Board of Directors’ Response to the Stockholder Proposal
The Board of Directors has carefully considered the proposal set forth above relating to the adoption of simple majority voting standards in the Company’s Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) and by-laws and has determined to make no voting recommendation to our stockholders with respect to the proposal at this time. Proposal 4 is advisory in nature and the approval of this proposal will not, standing alone, result in our governing documents being amended to reflect a simple majority voting standard. Our Board of Directors and our stockholders would need to take subsequent action at a future meeting of stockholders to amend our Certificate of Incorporation and by-laws in order to effectuate the proposal.
Currently, our Certificate of Incorporation and by-laws require the vote of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Company with respect to a limited number of fundamental corporate governance matters:

Certificate of Incorporation	By-Laws

•Stockholder amendments to the by-laws or stockholder repeal of board-approved by-law amendments. (Article VI)
•Alteration, amendment or repeal of any of the following provisions of the Certificate of Incorporation:
•Amendment of the by-laws. (Article VI)
•Amendments to the provisions of the Certificate of Incorporation prohibiting stockholder action by written consent. (Article XI)
•Amendments to the provisions of the Certificate of Incorporation prohibiting stockholders’ ability to call special meetings of the stockholders. (Article XII)
•Stockholder amendments to the by-laws. (Article 8, Section 8.2)
The Board believes higher voting standards are appropriate in limited circumstances to ensure broad support and consensus from our stockholders when making certain fundamental changes to the Company’s corporate governance. If the recommendations in Proposal 4 were ultimately implemented, only a majority of the votes cast at an annual meeting would be required to make any changes to our by-laws or Certificate of Incorporation. Consequently, at a meeting at which only fifty percent (50%) plus one share of our outstanding shares of capital stock attend (the minimum number of shares required to constitute a quorum) a minority of stockholders representing twenty-five percent (25%) plus one vote of the Company’s outstanding capital stock (or even fewer if not all present stockholders voted on the matter at issue) could approve certain key actions and significantly alter the corporate governance of the Company without obtaining a broad consensus from our stockholders.
The Company is committed to maintaining strong corporate governance principles and practices. The Board regularly reviews our governing documents and engages with and actively considers feedback from our stockholders concerning possible updates to our corporate governance practices. Prior to our receipt of this proposal, our stockholders have not expressed to the Board or management a view on simple majority voting. Nevertheless, our Board is interested in soliciting and considering the views of all of the Company’s stockholders on this subject. The Board will consider the voting results on this proposal, together with additional stockholder input received in the course of regular stockholder engagements in the future, regarding the adoption of a simple majority voting standard.
Accordingly, the Board of Directors is not making a voting recommendation with respect to Proposal 4.
The Board of Directors makes no recommendation regarding Proposal 4.

2025 Proxy Statement	71

Information about Stock Ownership
Management Holdings of Entegris Common Stock
Except as noted therein, the following table sets forth information concerning the number of shares of Entegris common stock, $0.01 par value, beneficially owned, directly or indirectly, by each director or nominee for director of the Company; each of the named executive officers; and all directors and executive officers of the Company as a group as of March 7, 2025 or subject to acquisition by any of them within sixty days following that date. This information is based on information provided by each director, nominee for director and executive officer, and the listing of such securities is not necessarily an acknowledgment of beneficial ownership. Unless otherwise indicated by footnote, the director, nominee or executive officer held sole voting and investment power over such shares.

Name of Beneficial Owner	Amount And Nature of Shares Beneficially Owned(1)(2)	% of Class(3)
Rodney Clark	5,593	*
James F. Gentilcore	15,610	*
Yvette Kanouff	8,224	*
James P. Lederer	19,545	*
David Reeder	1,833	*
Mary Puma	1,207
Dr. Azita Saleki-Gerhardt	22,074	*
Bertrand Loy	497,374	*
Linda LaGorga	12,498	*
Daniel Woodland	60,672	*
Susan Rice	85,285	*
Joseph Colella	45,090	*
All Directors and Executive Officers as a Group (18) persons (including those listed above)(4):	923,260	*
*None of these officers or directors owns as much as 1.0% of outstanding Entegris common stock.
(1)Includes the following number of shares subject to acquisition which the following named executive officers have the right to acquire within 60 days following March 7, 2025: Mr. Loy – 311,360 shares; Ms. LaGorga – 10,185 shares; Mr. Woodland – 49,484 shares; Ms. Rice – 45,568 shares; Mr. Colella – 23,820 shares; and all other executive officers as a group – 80,713 shares.
(2)Includes RSUs that vest within 60 days following March 7, 2025 as follows: Mr. Clark – 1,643 shares; Mr. Gentilcore –1,643 shares; Ms. Kanouff – 1,643 shares; Mr. Lederer – 1,643 shares; Ms. Puma – 1,207 shares; Mr. Reeder – 1,643 shares; and Dr. Saleki-Gerhardt – 1,643 shares.
(3)Calculated based on 151,321,346 issued and outstanding shares of Entegris common stock as of March 7, 2025.
(4)Includes 532,195 shares subject to acquisition by executive officers and directors within 60 days following March 7, 2025, including those described in footnotes 1 and 2 above.

72

Information about Stock Ownership
Other Principal Holders of Entegris Common Stock
Based on reports filed with the SEC through March 7, 2025, the following persons are believed by the Company to be the beneficial owners of more than 5% of Entegris common stock, the Company’s only class of voting securities, as of December 31, 2024:

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class(1)
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	15,138,668(2)	10.0%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	15,109,211(3)	10.0%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	11,204,937(4)	7.4%
(1)Calculated based on 151,321,346 outstanding shares of Entegris common stock as of March 7, 2025.
(2)Based on information set forth in the Schedule 13G/A filed with the SEC on September 10, 2024, by The Vanguard Group, a registered investment advisor (“Vanguard”), relating to Entegris common stock. Vanguard reported having sole dispositive power with respect to 14,912,536 of such shares, shared dispositive power with respect to 226,132 of such shares, sole voting power with respect to no shares and shared voting power with respect to 98,200 of such shares.
(3)Based on information set forth in the Schedule 13G/A filed with the SEC on June 7, 2024, by BlackRock, Inc., a holding company (“BlackRock”), relating to Entegris common stock. BlackRock reported having sole dispositive power with respect to all such shares, shared dispositive power with respect to no shares, sole voting power with respect to 14,312,270 of such shares and shared voting power with respect to no shares.
(4)Based on information set forth in the Schedule 13G/A filed with the SEC on February 14, 2025, by T. Rowe Price Associates, Inc., a registered investment advisor (“T. Rowe Price”), relating to Entegris common stock. T. Rowe Price reported having sole dispositive power with respect to 11,204,971 of such shares, shared dispositive power with respect to no shares, sole voting power with respect to 10,638,190 of such shares and shared voting power with respect to no shares.

2025 Proxy Statement	73

Miscellaneous Information on Voting and the Annual Meeting
Why am I receiving these materials?
The Company has sent this notice of the Annual Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting on April 23, 2025. This Proxy Statement contains information about the items being voted on at the Annual Meeting and important information about the Company. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which includes our consolidated financial statements, is enclosed with these materials.
Who is entitled to vote at the Annual Meeting?
The record date for the determination of stockholders entitled to receive notice of and to vote at the 2025 Annual Meeting of Stockholders was the close of business on March 7, 2025 (the “Record Date”). On the Record Date, there were 151,321,346 shares of common stock, $0.01 par value per share, the Company’s only class of voting securities, outstanding and entitled to vote. Each share of common stock is entitled to one vote.
How can I attend the Annual Meeting?
The 2025 Annual Meeting of Stockholders of Entegris, Inc. will be held at Entegris’ headquarters at 129 Concord Road, Building 3, Billerica, Massachusetts on Wednesday, April 23, 2025, at 8:00 a.m., local time. You may obtain directions to the location of the Annual Meeting of Stockholders by contacting our Investor Relations Department via email at irelations@entegris.com.
What is the quorum requirement for the Annual Meeting?
Under the Company’s by-laws, the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Shares of common stock represented in person or by proxy (including “broker non-votes” and shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.
What vote is required for each proposal to pass?
The affirmative vote of the holders of a majority of votes cast by the stockholders entitled to vote on the matter is required for the election of directors (see “Corporate Governance — Board of Directors — Majority Voting for Directors” above) and for the approval of Proposals 2, 3 and 4 listed in the Notice of Meeting. There is no cumulative voting for the election of directors. Shares whose ballot is marked as withheld, shares otherwise present at the meeting but for which there is an abstention, and shares otherwise present at the meeting as to which the stockholder gives no authority or direction are not counted as votes cast. Accordingly, abstentions and “broker non-votes” will not be included in vote totals and will not affect the outcome of the voting on the election of the directors or the other matters listed in the Notice of Meeting, except for Proposal 3 to ratify the appointment of KPMG LLP as Entegris’ independent registered public accounting firm for the fiscal year ending December 31, 2025, for which nominees have discretionary voting power.

74

Miscellaneous Information on Voting and the Annual Meeting
What business will be conducted at the Annual Meeting?

Proposal	Voting Option	Effect of Abstentions and Broker Non-Votes*	Vote Required for Approval

1.To elect eight (8) directors to serve until the 2026 Annual Meeting of Stockholders.	FOR, AGAINST, or ABSTAIN for each Director nominee	Abstentions and Broker non-votes have no effect	For each director nominee, a majority of all votes cast must be “for” each such director.

2.To approve, on an advisory basis, Entegris’ Executive Compensation.	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this Proposal.

3.To ratify the appointment of KPMG LLP as Entegris’ independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR, AGAINST, or ABSTAIN	Abstentions have no effect	A majority of all votes cast must be “for” this Proposal.

4.Stockholder proposal regarding majority voting	FOR, AGAINST, or ABSTAIN	Abstentions and Broker non-votes have no effect	A majority of all votes cast must be “for” this Proposal.

*    A broker non-vote occurs when a bank, broker, or other nominee that holds shares has not received voting instructions from the beneficial owner of those shares and does not have discretionary authority to vote on the proposal.
Stockholders will also transact such other business as may properly come before the meeting and at any adjournment or postponement thereof.
How do I vote?
You can vote through any of the following methods:

INTERNET www.proxyvote.com	TELEPHONE 1-800-690-6903	MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

How can I assign a proxy to vote on my behalf?
A stockholder giving a proxy to vote at the 2025 Annual Meeting of Stockholders may revoke it at any time before it is voted by executing and delivering to Entegris another proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the 2025 Annual Meeting of Stockholders. Any properly completed proxy forms returned in time to be voted at the 2025 Annual Meeting of Stockholders will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted IN FAVOR of the election of the eight named nominees for director and in accordance with the recommendations of the Board with respect to other matters to come before the 2025 Annual Meeting of Stockholders (or, with respect to Proposal 4, no vote will be made). In addition, the proxy confers discretionary authority to vote on any other matter properly presented at the 2025 Annual Meeting of Stockholders which is not known to the Company as of the date of this Proxy Statement, unless the proxy directs otherwise.
Stockholders may vote by proxy in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage paid envelope by mail, (2) by completing a proxy using the toll-free telephone number listed on the proxy card in accordance with the specified instructions, or (3) by completing the proxy card via the Internet at the Internet address listed on the proxy card in accordance with the specified instructions.
How are proxies solicited and who is paying for the solicitation?
All costs of the solicitation of proxies will be borne by Entegris. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, personal meetings and the Internet, including e-mail and text message. Brokers, dealers, banks, fiduciaries and nominees will be requested to

2025 Proxy Statement	75

Miscellaneous Information on Voting and the Annual Meeting
forward proxy soliciting material to the owners of stock held in their names, and Entegris will reimburse them for their reasonable direct and indirect out-of-pocket expenses incurred in connection with the distribution of proxy materials.
What if I do not specify how my shares are to be voted?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees, “FOR” Proposals 2 and 3, and no vote will be made for Proposal 4. For any other matter which may properly come before the Annual Meeting, and any adjournment or postponement thereof, you instruct, by submitting proxies with blank voting instructions, the proxy to vote in accordance with the recommendation of the Board of Directors.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
Stockholders sharing an address with another stockholder may receive only one notice, proxy statement and Annual Report to Stockholders at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate notice, proxy statement and Annual Report to Stockholders now or in the future may contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department to request a separate copy.
Broadridge Financial Solutions, Inc. will promptly, upon written or oral request, deliver a separate notice, proxy statement and Annual Report to Stockholders to any stockholder at a shared address to which only a single copy was delivered.
Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s notice, proxy statement and Annual Report to Stockholders may write or call the above address and phone number to request delivery of a single copy in the future.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Annual Meeting.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder proposals submitted for inclusion in next year’s proxy materials must be received by the Company no later than November 14, 2025 and must comply with the requirements of Rule 14a-8 under the Exchange Act. Proposals should be addressed to Entegris, Inc., 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary.
Stockholder nominees for director must be received by the Company no earlier than December 25, 2025 and no later than January 24, 2026 and must comply with the requirements set forth in our by-laws. Unless such information is received by Entegris at its headquarters at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary, within such period, stockholder nominees for director will not be eligible for election as directors at the Entegris 2026 Annual Meeting of Stockholders.
Under our proxy access by-law, a stockholder or a group of up to 20 stockholders owning 3% or more of our common stock continuously for at least three years may nominate and include in our proxy statement candidates for up to 20% of our Board (rounded down, but not less than two). Nominations must comply with the requirements and conditions of our proxy access by-law, including delivering proper notice to us not earlier than October 15, 2025 nor later than November 14, 2025. Detailed information for submitting proxy access nominations will be provided upon written request to the Company at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary.
Stockholder proposals for submission to the Entegris 2026 Annual Meeting of Stockholders (other than pursuant to Rule 14a-8 under the Exchange Act) must be received by the Company no earlier than December 24, 2025 and no later than January 23, 2026 and must comply with the requirements set forth in our by-laws.
Unless such notice is received by Entegris at its headquarters at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary, within such period, the stockholder proposal will not have been properly brought before the meeting and will not be introduced at the meeting.
To be timely for purposes of Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which must be received in accordance with the requirements of our by-laws as described above.

76

Miscellaneous Information on Voting and the Annual Meeting
How can I receive a copy of Entegris’ Annual Report to Stockholders?
A copy of the Company’s Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 accompanies this Proxy Statement. Stockholders may obtain without charge an additional copy of the Company’s Annual Report to Stockholders by writing to our headquarters at 129 Concord Road, Billerica, MA 01821, Attention: Corporate Secretary. In addition, the Company’s Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available through the web site of the SEC (www.sec.gov) on the EDGAR database as well as on the Company’s web page www.entegris.com in the “Investor Relations” section under the heading “Financial Information – SEC Filings”.
Where can I find more information about Entegris?
The Company files annual, quarterly, current reports and other information with the SEC. You may access any document that the Company files with the SEC through the web site of the SEC (www.sec.gov) on the EDGAR database as well as on the Company’s web page www.entegris.com in the “Investor Relations” section under the heading “Financial Information – SEC Filings”. The information found on, or that can be accessed from or that is hyperlinked to, our website is not a part of, or incorporated by reference in, this Proxy Statement. We are responsible for the information in this Proxy Statement and we have not authorized anyone else to provide you with information that is different or additional to the information provided in this Proxy Statement. You should not assume that the information in this Proxy Statement is accurate as of any date other than the mailing date of this Proxy Statement.

2025 Proxy Statement	77

Other Business
The Board is not aware of any other business to come before the Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment as to such matters.

78

Appendix A: GAAP to Non-GAAP Reconciliations
The Company’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes that these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales and net income to Adjusted EBITDA and GAAP earnings per share to non-GAAP earnings per share are presented below.
Reconciliation of GAAP Net Sales and Net Income to Non-GAAP Adjusted EBITDA

In thousands	2024	2023	2022
Net sales	$3,241,208	$3,523,926	$3,282,033
Net income	$292,787	$180,669	$208,920
Net income - as a % of net sales	9.0%	5.1%	6.4%
Adjustments to net income:
Equity in net loss of affiliates	$933	$414	$—
Income tax expense (benefit)	$28,332	$(8,413)	$38,160
Interest expense	$215,217	$312,378	$212,669
Interest income	$(7,368)	$(11,257)	$(3,694)
Other expense, net	$4,021	$25,367	$23,926
GAAP – Operating income	$533,922	$499,158	$479,981
Operating margin - as a % of net sales	16.5%	14.2%	14.6%
Charge for fair value write-up of acquired inventory sold	$—	$—	$61,932
Goodwill impairment	$—	$115,217	$—
Deal and transaction costs	$—	$3,001	$39,543
Integration costs:
Professional fees	$2,574	$36,650	$35,422
Severance costs	$794	$1,478	$6,269
Retention costs	$—	$1,687	$1,987
Other costs	$—	$13,710	$7,053
Contractual and non-cash integration costs:
CMC Materials retention costs	$—	$—	$18,030
Stock-based compensation alignment	$—	$—	$21,584
Change in control costs	$—	$—	$22,350
Restructuring costs	$3,930	$14,745	$—

2025 Proxy Statement	79

Appendix A: GAAP to Non-GAAP Reconciliations

Acquired tax equalization asset reduction	$2,959	$—	$—
(Gain) loss on sale of businesses and held-for-sale assets, net	$(4,311)	$23,839	$(254)
Gain on termination of alliance agreement	$—	$(184,754)	$—
Impairment of long-lived assets	$12,967	$30,464	$—
Amortization of intangible assets	$190,119	$214,477	$143,953
Adjusted operating income	$742,954	$769,672	$837,850
Adjusted operating margin	22.9%	21.8%	25.5%
Depreciation	$188,120	$172,683	$135,371
Adjusted EBITDA	$931,074	$942,355	$973,221
Adjusted EBITDA – as a % of net sales	28.7%	26.7%	29.7%

80

Appendix A: GAAP to Non-GAAP Reconciliations
Reconciliation of GAAP Earnings Per Share to Non-GAAP Earnings Per Share

In thousands, except per share data	2024	2023	2022
Net income	$292,787	$180,669	$208,920
Adjustments to net income:
Charge for fair value write-up of acquired inventory sold	$—	$—	$61,932
Goodwill impairment	$—	$115,217	$—
Deal and transaction costs	$—	$3,001	$39,543
Integration costs:
Professional fees	$2,574	$36,650	$35,422
Severance costs	$794	$1,478	$6,269
Retention costs	$—	$1,687	$1,987
Other costs	$—	$13,710	$7,053
Contractual and non-cash integration costs:
CMC Materials retention costs	$—	$—	$18,030
Stock-based compensation alignment	$—	$—	$21,584
Change in control costs	$—	$—	$22,350
Restructuring costs	$3,930	$14,745	$—
Patent infringement litigation settlement gain, net	$20,033	$—	$—
Acquired tax equalization asset reduction	$2,959	$—	$—
Loss on extinguishment of debt and modification	$14,348	$29,896	$3,287
(Gain) loss on sale of businesses and held-for-sale assets, net	$(4,311)	$23,839	$(254)
Gain on termination of alliance agreement	$—	$(184,754)	$—
Infineum termination fee, net	$—	$(10,877)	$—
Impairment on long-lived assets	$12,967	$30,464	$—
Amortization of intangible assets	$190,119	$214,477	$143,953
Interest expense, net	$—	$—	$29,822
Tax effect of adjustments to net income and discrete tax items (1)	$(40,146)	$(71,284)	$(65,728)
Non-GAAP net income	$455,988	$398,918	$534,170
Diluted earnings per common share	$1.93	$1.20	$1.46
Effect of adjustments to net income	$1.07	$1.45	$2.27
Diluted non-GAAP earnings per common share	$3.00	$2.64	$3.73
Diluted weighted average shares outstanding	151,840	150,945	143,146
(1)The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

2025 Proxy Statement	81

[Intentionally Left Blank]

Entegris

129 Concord Road
Billerica, Massachusetts 01821
www.Entegris.com

ENTEGRIS, INC.
129 CONCORD RD.
ATTN: JOE COLELLA
BILLERICA, MA 01821

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 22, 2025 for shares held directly and by 11:59 p.m. Eastern Time on April 20, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 22, 2025 for shares held directly and by 11:59 p.m. Eastern Time on April 20, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66193-P26860

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENTEGRIS, INC.

The Board of Directors recommends you vote FOR each of the director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Rodney Clark	☐	☐	☐
1b. James F. Gentilcore	☐	☐	☐
1c. Yvette Kanouff	☐	☐	☐
1d. James P. Lederer	☐	☐	☐
1e. Bertrand Loy	☐	☐	☐
1f. Mary Puma	☐	☐	☐
1g. David Reeder	☐	☐	☐
1h. Azita Saleki-Gerhardt	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Approval, by non-binding vote, of the compensation paid to Entegris, Inc.'s named executive officers (advisory vote).	☐	☐	☐
3. Ratify the appointment of KPMG LLP as Entegris, Inc.'s Independent Registered Public Accounting Firm for 2025.	☐	☐	☐
The Board of Directors is not making a voting recommendation with respect to the following stockholder proposal:	**For**	**Against**	**Abstain**
4. Stockholder Proposal Regarding Simple Majority Voting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V66194-P26860

ENTEGRIS, INC.
Annual Meeting of Stockholders
April 23, 2025 8:00 AM
This proxy is solicited by the Board of Directors

By signing this proxy or granting your proxy by telephone or the Internet as described on the reverse side, you revoke all prior proxies and constitute and appoint Bertrand Loy and Joseph Colella and each of them singly, your proxies and attorneys, with the powers you would possess if personally present and with full power of substitution, to vote all shares of Common Stock of Entegris, Inc. held by you or in respect of which you would be entitled to vote or act at the Annual Meeting of Stockholders of Entegris, Inc. to be held at the Headquarters of Entegris, Inc., 129 Concord Road, Building 3, Billerica, MA, on April 23, 2025 at 8:00 a.m., local time and at any adjournments of said meeting upon all subjects that may properly come before the meeting, subject to any directions indicated on this proxy.

IF NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE, THIS PROXY, WHEN PROPERLY EXECUTED, (I) WILL BE VOTED FOR ALL EIGHT NOMINEES; FOR THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION; AND FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM; (II) NO VOTE WILL BE MADE FOR THE STOCKHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTING; AND (III) WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side